Exhibit 10.10

Norwegian Shipbrokers’ Association’s Memorandum of Agreement for sale and purchase of ships. Adopted by BIMCO in 1956. Code-name SALEFORM 2012 Revised 1966. 1983 and 1986/87, 1993 and 2012.

MEMORANDUM OF AGREEMENT

Dated: 11th July 2022

Godam Maritime Ltd, Trust Company Complex, Ajeltake Road, Ajeltake Islands, Majuro, Marshall Islands MH 96960, IMO No. 6141169 (Name of sellers), hereinafter called the “Sellers”, have agreed to sell, and

Parosea Shipping Co., Trust Company Complex, Ajeltake Road, Ajeltake Islands, Majuro, Marshall Islands MH 96960 (Name of buyers) hereinafter called the “Buyers”, have agreed to buy

Name of vessel: GODAM

IMO Number: 9297371

Classification Society/Class: Lloyd’s Register

Class Notation: +100 A1 Double Hull Tanker ESP,Ship Right (SDA,FDA,CM), *IWS, LI, Ice Class 1A FS, +LMC IGS, UMS, CCS, NAV1, IBS, COW (LR), ETA, Green Passport, Part Higher Tensile Steel, PL(LR), SBT(LR), SHipRight(BWMP (S), ES +1 (within 0.4L), PCWBT (06/2011), SERS, MCM, SCM)

Year of Build: 2006	Builder/Yard: Samsung Heavy Industries Co. Ltd., Korea

Flag: Marshall Islands	Place of Registration: Majuro	GT/NT: 63,462/ 34,210

hereinafter called the “Vessel”, on the following terms and conditions:

Definitions

“Banking days” are days on which banks are open both in the country of the currency stipulated for the Purchase Price in Clause 1 (Purchase Price) and in the place of closing stipulated in Clause 8 (Documentation) and New York – NY, London – England, Majuro -Republic of the Marshall Islands and Athens- Greece ~~(add additional jurisdictions as appropriate)~~.

“Buyers’ Nominated Flag State” means the Republic of the Marshall Islands.

“Class” means the class notation referred to above.

“Classification Society” means the Society referred to above.

“Deposit” shall have the meaning given in Clause 2 (Deposit)

“Deposit Holder” means Watson Farley & Williams, 5th Floor, Building B, 348 Syngrou Avenue, Kallithea, Athina, 176 74, Greece (Athens office) ~~(state name and location of Deposit Holder) or, if left  blank, the Sellers’ Bank~~, which shall hold and release the Deposit and the Balance Price and the Charges in accordance with this Agreement and the relevant escrow agreement(s).

“In writing” or “written” means a letter handed over from the Sellers to the Buyers or vice versa, a registered letter, email or telefax.

“Parties” means the Sellers and the Buyers.

“Purchase Price” means the price for the Vessel as stated in Clause 1 (Purchase Price)

“Sellers’ Account” means USD Account No.: 0103542612, SWIFT Code: SCBLSG22XXX, Beneficiary Account Name: Godam Maritime Limited, (state details of bank account) at the Sellers’ Bank.

“Sellers’ Bank” means Standard Chartered Bank (Singapore) Limited, Branch: Battery Road Branch, Singapore, with Correspondence Bank: Standard Chartered Bank, New York, USA - SWIFT Code: SCBLUS33 (state name of bank, branch and details) ~~or, if left blank, the bank notified by the Sellers to the Buyers~~ for receipt of the balance of the Purchase Price.

1.	Purchase Price

The Purchase price is USD 20,250,000 only (United States Dollars Twenty Million Two Hundred Fifty Thousand only) (state currency and amount both in words and figures).

2.	Deposit

As security for the correct fulfilment of this Agreement the Buyers shall lodge a deposit of ~~% (per cent) or, if left blank,~~ 10% (ten per cent), of the Purchase Price (the “Deposit”) in an escrow account ~~for the parties~~ with the Deposit Holder within three (3) Banking Days after the date that:

(i)	this Agreement has been signed by the Parties and exchanged in original or by e-mail or telefax; and

(ii)	the Deposit Holder has confirmed in writing to the Parties that the account has been ~~O~~opened and is ready to receive funds;

The Deposit shall be held by the Deposit Holder on behalf of the Parties and only be released in accordance with joint written instructions of the Parties.

~~Interest, if any, shall be credited to the Buyers.~~ Any fee charged for holding and releasing the Deposit shall be borne equally by the Parties. The Parties shall provide to the Deposit Holder all necessary documentation to open and maintain the account without delay.

Both Sellers and Buyers shall comply with the anti-money laudering laws and regulations of the countries in which the banks and the Deposit Holder are located.

3.	Payment

The Purchase Price of the Vessel and all other sums payable. ~~O~~on delivery by the Buyers to the Sellers under this Agreement, shall be paid as follows on delivery of the Vessel, but in any case not later than three (3) Banking Days after the date that Notice of Readiness has been given in accordance with Clause 5 (Time and place of delivery and notices) and in exchange for the agreed documentation pursuant to Clause 8 of this Agreement and against presentation of the Protocol of Delivery and Acceptance duly signed by the Sellers and the Buyers:

(i)	the Deposit shall be released to the Sellers; and

(ii)
The 90% balance of the Purchase Price (the “Balance Price”) and all other sums payable on delivery by the Buyers to the Sellers under this Agreement shall be ~~paid~~released in full free of bank charges to the Sellers’ Account.

The Buyers shall remit the Balance Price including the value of the estimated bunker and lubricating oils remaining on board at the time of delivery and any other charges and money whatsoever to be paid by the Buyers to the Sellers in accordance with this Agreement (the “Charges”) by payment to the Deposit Holder at least one (1) Banking day prior to the Vessel’s delivery and the Buyers shall provide a swift copy evidencing such payment and the Deposit Holder will confirm the actual receipt of funds. The Balance Price and the Charges to be held on Buyers’ sole behalf and at Buyers’ sole release instructions. The Deposit shall be released to the Sellers in full against and upon the Sellers’ and Buyers’ joint written instructions to the Deposit Holder and the Balance Price and the Charges shall be released to the Sellers in full against and upon the written instructions of the Buyers to the Deposit Holder, together with presentation to the Deposit Holder of the copy of the Protocol of Delivery and Acceptance duly signed by both the Sellers’ and the Buyers’ authorized representatives. Any surplus amount to be immediately released to the Buyers’ account.

Payment of the Purchase Price shall be settled by the Buyers by:

(i)	the Buyers procuring the repayment to the lenders of the Sellers of a proportion of debt that is secured against the Vessel (the relevant amount being the “Sellers’ Debt”); plus

(ii)	paying to the Sellers an amount equal to the Purchase Price less the Sellers’ Debt in cash in accordance with this Clause 3.

4.	Inspection

(a) *The Buyers have ~~inspected~~waived the inspection and accepted the Vessel’s classification records. The Buyers ~~have also inspected the Vessel at/in          (state place) on          (state date) and~~ have accepted the Vessel and the Vessel’s classification records~~following this inspection~~ and the sale is outright and definite, subject only to the terms and conditions of this Agreement.

~~(b) *The Buyers shall have the right to inspect the Vessel’s classification records and declare whether same are accepted or not within          (state date/period)~~

~~The Sellers shall make the Vessel available for inspection at/in (state place/range) within (state date/period).~~

~~The Buyers shall undertake the inspection without undue delay to the Vessel. Should the Buyers cause undue delay they shall compensate the Sellers for the losses thereby incurred.~~

~~The Buyers shall inspect the Vessel without opening up and without cost to the Sellers.~~

~~During the inspection, the Vessel’s deck and engine log books shall be made available for examination by the Buyers.~~

~~The sale shall become outright and definite, subject only to the terms and conditions of this Agreement, provided that the Sellers receive written notice of acceptance of the Vessel from the Buyers within seventy-two (72) hours after completion of such inspection or after the Date/last day of the period stated in Line 59, whichever is the earlier.Should the Buyers fail to undertake the inspection as scheduled and/or notice of acceptance of the Vessel’s classification records and/or of the Vessel not be received by the Sellers as aforesaid, the Deposit together with interest earned, if any, shall be released immediately to the Buyers, whereafter this Agreement shall be null and void.*4 (a) and 4(b) are alternatives; delete whichever is not applicable. In the absence of deletions, alternative 4(a) shall apply.~~

5.	Time and place of delivery and notices

(a) The Vessel shall be delivered and taken over safely afloat at a safe and accessible berth or anchorage ~~at/in~~ worldwide (state place/range), in the Sellers’ option. Notice of Readiness shall not be tendered before: 1st August 2022 (date) Cancelling Date (see Clauses 5(c), 6(a)(iii) and 14: 16th August 2022

(b) The Sellers shall keep the Buyers well informed of the Vessel’s itinerary and shall          provide the Buyers with twenty (20), fifteen (15) days’ approximate and ten (10), five (5) ~~and~~ three (3), two (2) and one (1) days’ firm notice of the date the Sellers intend to tender Notice of Readiness and of the intended place of delivery.

When the Vessel is at the place of delivery and physically ready for delivery in accordance with this Agreement, the Sellers shall give the Buyers a written Notice of Readiness for delivery.

(c) If the Sellers anticipate that, notwithstanding the exercise of due diligence by them, the Vessel will not be ready for delivery by the Cancelling Date they may notify the Buyers in writing stating the date when they anticipate that the Vessel will be ready for delivery and proposing a new Cancelling Date. Upon receipt of such notification the Buyers shall have the option of either cancelling this Agreement in accordance with Clause 14 (Sellers’ Default) within three (3) Banking Days of receipt of the notice or of accepting the new date as the new Cancelling Date.

If the Buyers have not declared their option within three (3) Banking Days of receipt of the Sellers’ notification or if the Buyers accept the new date, the date proposed in the Sellers’ notification shall be deemed to be the new Cancelling Date and shall be substituted for the Cancelling Date stipulated in line 79.

If this Agreement is maintained with the new Cancelling Date all other terms and conditions hereof including those contained in Clauses 5 (b) and 5 (d) shall remain unaltered and in full force and effect.

(d) Cancellation, failure to cancel or acceptance of the new Cancelling Date shall be entirely without prejudice to any claim for damages the Buyers may have under Clause 14 (Sellers’ Default) for the Vessel not being ready by the original Cancelling Date.

(e) Should the Vessel become an actual, constructive or compromised total loss before delivery the Deposit ~~together with interest earned, if any,~~ shall be released immediately to the Buyers whereafter this Agreement shall be null and void.

6.	Divers Inspection / Drydocking

(a)*

(i)
The Buyers shall have the option at their cost and expense to arrange for an underwater inspection by a diver approved by the Classification Society prior to the delivery of the Vessel. Such option shall be declared latest nine (9) days prior to the Vessel’s intended date of readiness for delivery as notified by the Sellers pursuant to Clause 5(b) of this Agreement. The Sellers shall at their cost and expense make the Vessel available for such inspection. This inspection shall be carried out without undue delay and in the presence of a Classification Society surveyor arranged for by the Sellers and paid for by the Buyers. The Buyers’ representative(s) shall have the right to be present at the diver’s inspection as observer(s) only without interfering with the work or decisions of the Classification Society surveyor. The extent of the inspection and the conditions under which it is performed shall be to the satisfaction of the Classification Society. If the conditions at the place of delivery are unsuitable for such inspection, the Sellers shall at their cost and expense make the Vessel available at a suitable alternative place near to the delivery port, in which event the Cancelling Date shall be extended by the additional time required for such positioning and the subsequent re-positioning. The Sellers may not tender Notice of Readiness prior to completion of the underwater inspection.

(ii)
If the rudder, propeller, bottom or other underwater parts below the deepest loadline are found broken, damaged or defective so as to affect the Vessel’s class, then (1) unless repairs can be carried out afloat to the satisfaction of the Classification Society, the Sellers shall arrange for the Vessel to be drydocked at their expense for inspection by the Classification Society of the Vessel’s underwater parts below the deepest loadline, the extent of the inspection being in accordance with the Classification Society’s rules (2) such defects shall be made good by the Sellers at their cost and expense to the satisfaction of the Classification Society without condition/recommendation** and (3) the Sellers shall pay for the underwater inspection and the Classification Society’s attendance.

Notwithstanding anything to the contrary in this Agreement, if the Classification Society do not require the aforementioned defects to be rectified before the next class drydocking survey, the Sellers shall be entitled to deliver the Vessel with these defects against a deduction from the Purchase Price of the estimated direct cost (of labour and materials) of carrying out the repairs to the satisfaction of the Classification Society, whereafter the Buyers shall have no further rights whatsoever in respect of the defects and/or repairs. The estimated direct cost of the repairs shall be the average of quotes for the repair work obtained from two reputable independent shipyards at or in the vicinity of the port of delivery, one to be obtained by each of the Parties within two (2) Banking Days from the date of the imposition of the condition/recommendation, unless the Parties agree otherwise. Should either of the Parties fail to obtain such a quote within the stipulated time then the quote duly obtained by the other Party shall be the sole basis for the estimate of the direct repair costs. The Sellers may not tender Notice of Readiness prior to such estimate having been established.

(iii)
If the Vessel is to be drydocked pursuant to Clause 6(a) (ii) and no suitable dry-docking facilities are available at the port of delivery, the Sellers shall take the Vessel to a port where suitable drydocking facilities are available, whether within or outside the delivery range as per Clause 5(a). Once the drydocking has taken place the Sellers shall deliver the Vessel at a port within the delivery range as per Clause 5(a) which shall, for the purpose of this Clause, become the new port of delivery. In such event the Cancelling Date shall be extended by the additional time required for the drydocking and extra steaming, but limited to a maximum of fourteen (14) days.

~~(b)~~
~~*The Seller shall place the Vessel in drydock at the port of delivery for inspection by the  Classification Society of the Vessel’s underwater parts below the deepest load line, the extent of the inspection being in accordance with the Classification Society’s rules. If the rudder, propeller, bottom or other underwater parts below the deepest loadline are found broken,  damaged or defective so as to affect the Vessel’s class, such defects shall be made good at the  Sellers’ cost and expense to the satisfaction of the Classification Society without condition/recommendation**. In such event the Sellers are also to pay for the costs and expenses in connection with putting the Vessel in and taking her out of drydock, including the  drydock dues and the Classification Society’s fees. The Sellers shall also pay for these costs and expenses if parts of the tailshaft system are condemned or found defective or broken so as to affect the Vessel’s class. In all other cases, the Buyers shall pay the aforesaid costs and expenses, dues and fees.~~

(c)	If the Vessel is drydocked pursuant to Clause 6(a) (ii) ~~or 6(b)~~ above:

(i)
The Classification Society may require survey of the tailshaft system, the extent of the survey being to the satisfaction of the Classification Society surveyor. If such survey is not required by the Classification Society, the Buyers shall have the option to require the tailshaft to be drawn and surveyed by the Classification Society, the extent of the survey being in accordance with the Classification Society’s rules for tailshaft survey and consistent with the current stage of the Vessel’s survey cycle. The Buyers shall declare whether they require the tailshaft to be drawn and surveyed not later than by the completion of the inspection by the Classification Society. The drawing and refitting of the tailshaft shall be arranged by the Sellers. Should any parts of the tailshaft system be condemned or found defective so as to affect the Vessel’s class, those parts shall be renewed or made good at the Sellers’ costs and expense to the satisfaction of the Classification Society without condition/recommendation.**

(ii)
~~The costs and expenses relating to the survey of the tailshaft system shall be borne by The Buyers unless the Classification Society requires such survey to be carried out or if parts of the system are condemned or found defective or broken so as to affect the  Vessel’s class, in which case the Sellers shall pay these costs and expenses.~~

(iii)	The Buyers’ representative(s) shall have the right to be present in the drydock, as observer(s) only without interfering with the work or decisions of the Classification Society surveyor.

(iv)
The Buyers shall have the right to have the underwater parts of the Vessel cleaned and painted at their risk, cost and expense without interfering with the Sellers’ or the Classification Society surveyor’s work, if any, and without affecting the Vessel’s timely delivery. If, however, the Buyers’ work in drydock is still in progress when the Sellers have completed the work which the Sellers are required to do, the additional docking time needed to complete the Buyers’ work shall be for the Buyer’s risk, cost and expense. In the event that the Buyers’ work requires such additional time, the Sellers may upon completion of the Sellers’ work tender Notice of Readiness for delivery whilst the Vessel is still in drydock and, notwithstanding Clause 5(a), the Buyers shall be obliged to take delivery in accordance with Clause 3 (Payment), whether the Vessel is in drydock or not.

*6(a) and 6(b) are alternatives; delete whichever is not applicable. In the absence of deletions, alternative 6(a) shall apply.

**Notes or memoranda, if any, in the surveyor’s report which are accepted by the Classification Society without condition/recommendation are not to be taken into account.

7.	Spares/bunkers, etc.

The Sellers shall deliver the Vessel to the Buyers with everything belonging to her on board ~~and on shore~~. All spare parts and spare equipment including spare tail-end shaft(s) and/or spare propeller(s)/propeller blade(s), if any, belonging to the Vessel at the time of inspection used or unused, whether on board or not shall become the Buyers’ property, but spares on order are to be excluded. Forwarding charges, if any, shall be for the Buyers’ account. The Sellers are not required to replace spare parts including spare tail-end shaft(s) and spare propeller(s)/propeller blade(s) which are taken out of spare and used as replacement prior to delivery, but the replaced items shall be the property of the Buyers. Unused stores and provisions shall be included in the sale and be taken over by the Buyers without extra payment. Library and forms exclusively for use in the Sellers’ vessel(s) and captain’s, officers’ and crew’s personal belongings including the slop chest are excluded from the sale without compensation, as well as the following additional items:        ~~(include list)~~ as per the Annex I enclosed herewith. Items on board which are on hire or owned by third parties, listed as follows, are excluded from the sale without compensation: as per the Annex I enclosed herewith       ~~(include list)~~. Items on board at the time of inspection which are on hire or owned by third parties, not listed above, shall be replaced or procured by the Sellers prior to delivery at their cost and expense.

The Buyers shall take over remaining bunkers, and unused lubricating oils and hydraulic oils and Greases in storage tanks and unopened drums remaining onboard at delivery and pay ~~either~~:

(a) *the actual net price (excluding barging expenses) as evidenced by invoices or vouchers; ~~or~~

~~(b) * the current net market price (excluding barging expenses) at the port and date of delivery of the Vessel or, if unavailable, at the nearest bunkering port. for the quantities taken over.~~

Bunkers, lubricating oils, hydraulic oils and greases on board the Vessel shall be jointly measured by the Buyers’ and Sellers’ representatives on board not earlier than 3 (three) days and no later than one(1) day prior to the expected date of delivery. The quantities so measured with deduction of the estimated quantities to be consumed until the expected date of delivery, to be mutually agreed by the Parties’ respective representatives, shall be referred for pre-positioning the balance money as per clause 3. On the date of delivery, the final quantities on board the Vessel shall be determined by a joint-survey by Buyers and Sellers representative basis which the balance money will be released to the Sellers.

Payment under this Clause shall be made at the same time and place and in the same currency as the Purchase Price.

“Inspection” in this Clause 7, shall mean the Buyers’ inspection according to Clause 4(a) or 4(b) (Inspection), if applicable. If the Vessel is taken over without inspection, the date of this Agreement shall be the relevant date.

*(a) and (b) are alternatives, delete whichever is not applicable. In the absence of deletions alternative (a) shall apply.

8.	Documentation

The place of closing: Virtual attendance of Parties’ representatives as agreed between the Parties.

~~(a)~~
In exchange for payment of the Purchase Price the Sellers shall furnish the Buyers with the ~~following~~ delivery documents required for the registration and the transfer of title of the Vessel. A list of these documents is to be agreed as soon as possible after this Agreement has been reached / signed and shall be incorporated into this Agreement in the form of an addendum. Agreement on the list of documents not to delay the signing of this Agreement:

~~(i)~~
~~Legal Bill(s) of Sale , in a form recordable in the Buyers’ Nominated Flag State, transferring title of the Vessel and stating that the Vessel is free from all mortgages, encumbrances and maritime liens or any other debts whatsoever, duly notarially attested and  legalised or apostilled, as required by the Buyers’ Nominated Flag State;~~

~~(ii)~~	~~Evidence that all necessary corporate, shareholder and other action has been taken by the Sellers to authorise the execution, delivery and performance of this Agreement;~~

~~(iii)~~
~~Power of Attorney of the Sellers appointing one or more representatives to act on behalf of the Sellers in the performance of this Agreement, duly notarially attested and legalised or apostilled (as appropriate);~~

~~(iv)~~
~~Certificate or Transcript of registry issued by the competent authorities of the flag state  on the date of delivery evidencing the Sellers’ ownership of the Vessel and that the Vessel is free from registered encumbrances and mortgages, to be faxed or e-mailed by such authority to the closing meeting with the original to be sent to the Buyers as soon as possible after delivery of the Vessel;~~

~~(v)~~
~~Declaration of Class or (depending on the Classification Society) a Class Maintenance Certificate issued within three (3) Banking Days prior to delivery confirming that the Vessel is in Class free of condition/recommendation;~~

~~(vi)~~
~~Certificate of Deletion of the Vessel from the Vessel’s registry or other official evidence of  deletion appropriate to the Vessel’s registry at the time of delivery, or, in the event that the registry does not as a matter of practice issue such documentation immediately, a written undertaking by the Sellers to effect deletion from the Vessel’s registry forthwith and provide a certificate or other official evidence of deletion to the Buyers promptly and latest within four (4) weeks after the Purchase Price has been paid and the Vessel has been delivered;~~

~~(vii)~~
~~A copy of the Vessel’s Continuous Synopsis Record certifying the date on which the  Vessel ceased to be registered with the Vessel’s registry, or, in the event that the registry does not as a matter of practice issue such certificate immediately, a written undertaking from the Sellers to provide the copy of this certificate promptly upon it being issued together with evidence of submission by the Sellers of a duly executed Form 2 stating the date on which the Vessel shall cease to be registered with the Vessel’s registry;~~

~~(viii)~~	~~Commercial Invoice for the Vessel;~~

~~(ix)~~	~~Commercial invoice(s) for bunkers, lubricating and hydraulic oils and greases;~~

~~(x)~~	~~A copy of the Sellers’ letter to their satellite communication provider canceling the Vessel’s communications contract which is to be sent immediately after delivery of the Vessel;~~

~~(xi)~~
~~Any additional documents as may reasonably be required by the competent authorities of  the Buyers’ Nominated Flag State for the purpose of registering the Vessel, provided the Buyers notify the Sellers of any such documents as soon as possible after the date of this Agreement; and~~

~~(xii)~~	~~The Sellers’ letter of confirmation that to the best of their knowledge, the Vessel is not black listed by any nation or international organization~~

(b)	~~At the time of delivery the Buyers shall provide the Sellers with:~~

~~(i)~~	~~Evidence that all necessary corporate, shareholder and other action has been taken by the Buyers to authorise the execution, delivery and performance of this Agreement; and~~

~~(ii)~~
~~Power of Attorney of the Buyers appointing one or more representatives to act on behalf of the Buyers in the performance of this Agreement, duly notarially attested and legalized or apositilled (as appropriate).~~

(c)
If any of the documents listed in Sub-clauses (a) and (b) above are not in the English language they shall be accompanied by an English translation by an authorized translator or certified by a lawyer qualified to practice in the country of the translated language.

(d)
The Parties shall to the extent possible exchange copies, drafts or samples of the documents listed in Sub-clause (a) and Sub-clause (b) above for review and comment by the other party not later than       (state number of days), or if left blank, nine (9) days prior to the Vessel’s intended date of readiness for delivery as notified by the Sellers pursuant to Clause 5(b) of this Agreement.

(e)
Concurrent with the exchange of documents in Sub-clause (a) and Sub-clause (b) above, the Sellers shall also hand to the Buyers the classification certificate(s) as well as all plans, drawings and manuals, (excluding ISM/ISPS manuals), which are on board the Vessel. Other certificates which are on board the Vessel shall also be handed over to the Buyers unless the Sellers are required to retain same, in which case the Buyers have the right to take copies.

(f)
Other technical documentation which may be in the Sellers’ possession shall promptly after delivery be forwarded to the Buyers at their expense, if they so request. The Sellers may keep the Vessel’s log books (to be in place for the last six (6) months) but the Buyers have the right to take copies of same.

(g)	The Parties shall sign and deliver to each other a Protocol of Delivery and Acceptance confirming the date and time of delivery of the Vessel from the Sellers to the Buyers.

9.	Encumbrances

The Sellers warrant that the Vessel, at the time of delivery, is free from all charters, encumbrances, mortgages ~~and~~, maritime liens, taxes, claims or any other debts whatsoever, and is not subject to Port State or other administrative detentions. The Sellers hereby undertake to indemnify the Buyers against all consequences of claims made against the Vessel which have been incurred prior to the time of delivery or arose out of or with respect to events occurred prior to the time of delivery.

10.	Taxes, fees and expenses

Any taxes, fees and expenses in connection with the purchase and registration under the Buyers’ flag shall be for the Buyers’ account, whereas similar charges in connection with the closing of the Sellers’ register shall be for the Sellers’ account.

11.	Condition on delivery

The Vessel with everything belonging to her shall be at the Sellers’ risk and expense until she is delivered to the Buyers, but subject to the terms and conditions of this Agreement she shall be delivered and taken over as she was at the time of inspection, fair wear and tear excepted. However, the Vessel shall be delivered free of cargo and free of stowaways with her Class maintained without condition/recommendation*, free of average damage affecting the Vessel’s Class, and with her classification certificates and national certificates, as well as all other certificates the Vessel had at the time of inspection, valid and unextended without condition/recommendation* by the Classification Society or the relevant authorities at the time of delivery.

“inspection” in this Clause 11, shall mean the Buyers’ inspection according to Clause 4(a) or 4(b) (Inspection), if applicable. If the Vessel is taken over without inspection, the date of this Agreement shall be the relevant date.

“Notes and memoranda, if any, in the surveyor’s report which are accepted by the Classification Society without condition/recommendation are not to be taken into account.

12.	Name/markings

Upon delivery the Buyers undertake to change the name of the Vessel and alter funnel markings.

13.	Buyers’ default

Should the Deposit not be lodged in accordance with Clause 2 (Deposit), the Sellers have the right to cancel this Agreement, and they shall be entitled to claim compensation for their losses and for all expenses incurred together with interest. Should the Purchase Price not be paid in accordance with Clause 3 (Payment), the Sellers have the right to cancel this Agreement, in which case the Deposit together with interest earned, if any, shall be released to the Sellers. If the Deposit does not cover their loss, the Sellers shall be entitled to claim further compensation for their losses and for all expenses incurred together with interest.

14.	Sellers’ default

Should the Sellers fail to give Notice of Readiness in accordance with Clause 5 (b) or fail to be ready to validly complete a legal transfer by the Cancelling Date the Buyers shall have the option of cancelling this Agreement. If after Notice of Readiness has been given but before the Buyers have taken delivery, the Vessel ceases to be physically ready for delivery and is not made physically ready again by the Cancelling Date and new Notice of Readiness given, the Buyers shall retain their option to cancel. In the event that the Buyers elect to cancel this Agreement, the Deposit together with interest earned, if any, shall be released to them immediately. Should the Sellers fail to give Notice of Readiness by the Cancelling Date or fail to be ready to validly complete a legal transfer as aforesaid they shall make due compensation to the Buyers for their loss and for all expenses together with interest if their failure is due to proven negligence and whether or not the Buyers cancel this Agreement.

15.	Buyers’ representatives

After this Agreement has been signed by the Parties and the Deposit has been lodged, the Buyers have the right to place two (2) representatives on board the Vessel at their sole risk and Expense. The Buyers shall pay to the Sellers at the time of delivery US$20/day/person as victualing/accommodation fee and the Buyers shall also pay to the Sellers other expenses borne by the Buyers’ representatives at the time of delivery/closing.

These representatives are on board for the purpose of familiarisation and in the capacity of observers only, and they shall not interfere in any respect with the operation of the Vessel. The Buyers and the Buyers’ representatives shall sign the Sellers’ P&I Club’s standard letter of indemnity prior to their embarkation.

16.	Law and Arbitration

(a) This Agreement shall be governed by and construed in accordance with English law and any dispute arising out of or in connection with this Agreement shall be referred to arbitration in London in accordance with the Arbitration Act 1996 or any statutory modification or re- enactment thereof save to the extent necessary to give effect to the provisions of this Clause. The arbitration shall be conducted in accordance with the London Maritime Arbitrators Association (LMAA) terms current at the time when the arbitration proceedings are commenced.

The reference shall be to three arbitrators. A party wishing to refer a dispute to arbitration shall appoint its arbitrator and send notice of such appointment in writing to the other party requiring the other party to appoint its own arbitrator within fourteen (14) calendar days of that notice and stating that it will appoint its arbitrator as sole arbitrator unless the other party appoints its own arbitrator and gives notice that it has done so within the fourteen (14) days specified. If the other party does not appoint its own arbitrator and give notice that it has done so within the fourteen (14) days specified, the party referring the dispute to arbitration may, without the requirement of any further prior notice to the other party, appoint its arbitrator as solerbitrator and shall advise the other party accordingly. The award of a sole arbitrator shall be binding on both Parties as if the sole arbitrator had been appointed by agreement.

In cases where neither the claim nor any counterclaim exceeds the sum of US$100,000 the arbitration shall be conducted in accordance with the LMAA Small Claims Procedure current at the time when the arbitration proceedings are commenced.

 ~~(b) *This Agreement shall be governed by and construed in accordance with Title 9 of the United States Code and the substantive law (not including the choice of law rules) of the State of New York and any dispute arising out of or in connection with this Agreement shall be referred to three (3) persons at New York, one to be appointed by each of the parties hereto, and the third by the two so chosen; their decision or that of any two of them shall be final, and for the purposes of enforcing any award, judgment may be entered on an award by any court of competent jurisdiction. The proceedings shall be conducted in accordance with the rules of the Society of Maritime Arbitrators, Inc.~~

~~In cases where neither the claim nor any counterclaim exceeds the sum of US$100,000 the arbitration shall be conducted in accordance with the Shortened Arbitration Procedure of the Society of Maritime Arbitrators, Inc.~~

~~(c) This Agreement shall be governed by and construed in accordance with the laws of                (state place ) and any dispute arising out of or in connection with this Agreement shall be referred to arbitration at                (state place), subject to the procedures applicable there.~~

*16(a),16(b) and 16(c) are alternatives; delete whichever is not applicable. In the absence of deletions, alternative 16(a) shall apply.

17.	Notices

All notices to be provided under this Agreement shall be in writing.

Contact details for recipients of notices are as follows:

For the Buyers:

c/o 154 Vouliagmenis Avenue

166 74 Glyfada, Athens, Greece

Attn.: Legal Department

Facsimile: +30 210 96 38 404

E-mail: legal@seanergy.gr

For the Sellers:

c/o PT Kroll Consulting Indonesia

World Trade Centre 2, 9th Floor

Jl. Jend. Sudirman Kav. 29 – 31, Jakarta 12920, Indonesia

Attn.: Director

Email: dl.bull.working.group@kroll.com

18.	Entire Agreement

The written terms of this Agreement comprise the entire agreement between the Buyers and the Sellers in relation to the sale and purchase of the Vessel and supersede all previous agreements whether oral or written between the Parties in relation hereto. Each of the Parties acknowledges that in entering into this Agreement it has not relied on and shall have no right or remedy in respect of any statement, representation, assurance or warranty (whether or not made negligently) other than as is expressly set out in this Agreement. Any terms implied into this Agreement by an applicable statute or law are hereby excluded to the extent that such exclusion can be legally made. Nothing in this Clause shall limit or exclude any liability for fraud.

19.	Confidentiality

These negotiations and any subsequent agreement to be kept private and confidential by all parties involved except for disclosures required in connection with the processing of this transaction (including but not limited to disclosures to the Parties’ financiers, auditors, legal counsels) or as required by flag or stock exchange regulations or for business prospects for the Vessel. Despite the efforts of the Parties, if details of the sale become known or reported on the market neither the Sellers nor the Buyers are to have the right to withdraw from the sale or to fail to fulfil all their obligations under the agreed contract.

20.	Sanction Clause

Each of the Buyers and the Sellers confirm that they do not do business with, and are not located in, any nation subject to broad-based sanctions by the United Nations and / or the European Union and/or Canada and/ or the United States of America (including but not limited to the sanctions by the United States Department of the Treasury’s Office of Foreign Asset Control (OFAC) (collectively, “Sanctions Authorities”), including Iran, North Korea, Cuba, Russia or Syria. Each of the Buyers and the Sellers further confirms that neither they nor any of their affiliates, owners, officers, directors, or employees are sanctioned (“Sanctioned Entity”) pursuant to OFAC’s Specially Designated Nationals List (“SDN List”) or any other sanctions list of any Sanctions Authority. Each of the Buyers and the Sellers further confirms that neither they nor any of their affiliates are owned or controlled 50 per cent or more in the aggregate by companies and/or individuals sanctions under the SND list or any other sanctions list of any sanctions authority.

Each of the Buyers and the Sellers further confirms that they shall indemnify and compensate the other for any consequential costs and/or damages to the other arising out of their failure to comply with this clause. Each of the Buyers and the Sellers confirms that within the past five(5) years none of its respective owners, officers, directors, or employees are or have been (a) involved in any prior, pending or threatened enforcement investigation or proceeding regarding any actual, alleged or possible non- compliance with sanctions, anti-terrorism, anti- bribery/corruption, fraud, or anti- money laundering laws and regulations or (b) the subject of or provided any voluntary self-disclosure, or any prior disclosure or other submission to any government agency in connection with questions or concerns associated with actual, alledged or possible non-compliance with sanctions , anti-terrorism, anti- bribery/corruption, fraud, or anti-money laundering laws and regulations. Also Sellers covenants, represents and warrants that the Vessel has not been used by Sellers in support of or for the benefit of any person, entity or country subject to blocking or asset freeze sanctions under the laws and regulations of sanctions authorities, as that term is defined in the clause.

The Sellers and Buyers, warrant, represent and undertake on a continuing basis:

(a)
That neither the Sellers nor Buyers; nor any person, entity or body on whose behalf or under whose direction the Sellers or Buyers act, or who they assist, or who directly or indirectly owns or controls the Sellers or Buyers; nor any person, entity or body who the Sellers or Buyers may nominate to facilitate any aspect of this transaction are or will be individual(s) or entity/(ies) designated pursuant to any national, international or supranational law or regulation imposing trade and economic sanctions, prohibitions or restrictions (a sanctioned entity);

(b)	Sellers and Buyers undertake that they are acting, and shall act, always in their own name and for their own account, and are not acting on behalf of any sanctioned entity;

(c)
the Sellers and Buyers shall notify the Buyers other party immediately if they, or any person, entity or body on whose behalf or under whose direction they act, or who they assist, or who owns or controls the Sellers or Buyers, or any person who the Sellers or Buyers may nominate to facilitate any aspect of this transaction, become a sanctioned entity, and will provide any information the other party reasonably request; and

(d)
the Sellers confirm that to the best of the Sellers’ knowledge the Vessel is not blacklisted by any national or international organization, sanctioned, or designated pursuant to any national,or international law or regulation.

No act or omission of either party shall at any time constitute a waiver of this provision; and the warranties, representations and undertakings contained in this provision are deemed repeated and remain in effect before delivery and for a period of one (1) year after delivery.

21.	COVID Clause:

Notwithstanding Clause 5 above,

(a) should the physical and/or documentary delivery and/or the underwater inspection (under Clause 6) and/or the drydocking (under Clause 6) of the Vessel become impossible due to an official prohibition or restriction imposed due to Coronavirus Disease 2019 (COVID-19) or

(b) should the Vessel be recommended or instructed against by a competent authority, prohibited, banned or otherwise prevented in any manner from entry to a place nominated by the Sellers as a delivery place to the Buyers in connection with or arising out of the Coronavirus Disease 2019 (COVID-19) or

(c) should the Buyer’s proposed crew be recommended or instructed against by a competent authority or otherwise prevented in any manner from entry into the country / port nominated by the Sellers, as the delivery place or

(d) should the Sellers’ crew be instructed against by a competent authority or otherwise prevented in any manner from disembarking the Vessel at the port nominated by the Sellers as the delivery place or

(e) if the Vessel is otherwise prevented in any way from becoming ready for delivery at the nominated delivery place by any authority of such place in connection with Coronavirus Disease 2019 (COVID-19), then the Sellers and Buyers shall mutually agree to nominate an alternate place of delivery close to the delivery range stated in Clause 5.

In case the new delivery date nominated by Sellers is later than the ~~c~~Cancelling ~~d~~Date, Buyers shall accept a delay of the delivery time which shall be determined basis direct sailing passage time to reach the alternate place of delivery and not exceeding thirty (30) days from the Cancelling Date without any liability of Sellers. Buyers and Sellers may mutually agree to cancel this Agreement if the Vessel cannot be delivered after above mentioned thirty (30) days extension due to aforesaid restrictions related to COVID-19 without any liability of Buyers and Sellers under aforesaid clauses and in such an event the Deposit if paid by the Buyer to the Seller shall be returned immediately to the Buyer. The cost of bunkers consumed for the shifting to the alternate place of delivery to be shared equally between the Sellers and the Buyers. All other costs to be for the Sellers’ account.

However, the Buyers and Sellers shall ensure necessary arrangements for crew are made well in advance without any delay in complying with the norms/protocols issued at the place of delivery causing delay in takeover.

For and on behalf of the Sellers	For and on behalf of the Buyers

/s/ Benjamin John Crilly	/s/ Stamatios Tsantanis

Name: Benjamin John Crilly	Name: Stamatios Tsantanis

Title:Director	Title: Director / President

Norwegian Shipbrokers’ Association’s Memorandum of Agreement for sale and purchase of ships. Adopted by BIMCO in 1956. Code-name SALEFORM 2012 Revised 1966. 1983 and 1986/87, 1993 and 2012.

MEMORANDUM OF AGREEMENT

 Dated: 11th July 2022

 Mandala Maritime Ltd, Trust Company Complex, Ajeltake Road, Ajeltake Islands, Majuro, Marshall Islands MH 96960, IMO No. 6141169 (Name of sellers), hereinafter called the “Sellers”, have agreed to sell, and

 Bluesea Shipping Co., Trust Company Complex, Ajeltake Road, Ajeltake Islands, Majuro, Marshall Islands MH 96960 (Name of buyers) hereinafter called the “Buyers”, have agreed to buy

 Name of vessel: MANDALA

 IMO Number: 9297357

 Classification Society/Class: Lloyd’s Register

Class Notation: *100A1 Double Hull Oil Tanker, ESP, ShipRight (SDA, FDA, CM), *IWS, LI, Ice Class 1A FS, *LMC IGS, UMS, CCS, NAV1, IBS, COW(LR), ETA, Part Higher Tensile Steel, PL (LR), SBT (LR), ShipRight (BWMP (S), ES+ 1 (within 0.4L), PCWBT (02/06), SERS, SCM)

Year of Build: 2006	Builder/Yard: Samsung Heavy Industries Co. Ltd., Korea

Flag: Marshall Islands	Place of Registration: Majuro	GT/NT: 63,462/ 34,210

hereinafter called the “Vessel”, on the following terms and conditions:

Definitions

“Banking days” are days on which banks are open both in the country of the currency stipulated for the Purchase Price in Clause 1 (Purchase Price) and in the place of closing stipulated in Clause 8 (Documentation) and New York – NY, London – England, Majuro -Republic of the Marshall Islands and Athens- Greece ~~(add additional jurisdictions as appropriate)~~.

“Buyers’ Nominated Flag State” means the Republic of the Marshall Islands.

“Class” means the class notation referred to above.

“Classification Society” means the Society referred to above.

“Deposit” shall have the meaning given in Clause 2 (Deposit)

“Deposit Holder” means Watson Farley & Williams, 5th Floor, Building B, 348 Syngrou Avenue, Kallithea, Athina, 176 74, Greece (Athens office) ~~(state name and location of Deposit Holder) or, if left  blank, the Sellers’ Bank~~, which shall hold and release the Deposit and the Balance Price and the Charges in accordance with this Agreement and the relevant escrow agreement(s).

“In writing” or “written” means a letter handed over from the Sellers to the Buyers or vice versa, a registered letter, email or telefax.

“Parties” means the Sellers and the Buyers.

“Purchase Price” means the price for the Vessel as stated in Clause 1 (Purchase Price)

“Sellers’ Account” means USD Account No.: 0103448675, SWIFT Code: SCBLSG22XXX, Beneficiary Account Name: Mandala Maritime Limited, (state details of bank account) at the Sellers’ Bank.

“Sellers’ Bank” means Standard Chartered Bank (Singapore) Limited, Branch: Battery Road Branch, Singapore, with Correspondence Bank: Standard Chartered Bank, New York, USA - SWIFT Code: SCBLUS33 (state name of bank, branch and details) ~~or, if left blank, the bank notified by the Sellers to the Buyers~~ for receipt of the balance of the Purchase Price.

1.	Purchase Price

The Purchase price is USD 20,250,000 only (United States Dollars Twenty Million Two Hundred Fifty Thousand only) (state currency and amount both in words and figures).

2.	Deposit

As security for the correct fulfilment of this Agreement the Buyers shall lodge a deposit of ~~% (per cent) or, if left blank,~~ 10% (ten per cent), of the Purchase Price (the “Deposit”) in an escrow account ~~for the parties~~ with the Deposit Holder within three (3) Banking Days after the date that:

(i)	this Agreement has been signed by the Parties and exchanged in original or by e-mail or telefax; and

(ii)	the Deposit Holder has confirmed in writing to the Parties that the account has been  ~~O~~opened and is ready to receive funds;

The Deposit shall be held by the Deposit Holder on behalf of the Parties and only be released in accordance with joint written instructions of the Parties. ~~Interest, if any, shall be credited to the Buyers.~~ Any fee charged for holding and releasing the Deposit shall   be borne equally by the Parties. The Parties shall provide to the Deposit Holder all necessary documentation to open and maintain the account without delay.

Both Sellers and Buyers shall comply with the anti-money laudering laws and regulations of the countries in which the banks and the Deposit Holder are located.

3.	Payment

The Purchase Price of the Vessel and all other sums payable. ~~O~~on delivery by the Buyers to the Sellers under this Agreement, shall be paid as follows on delivery of the Vessel, but in any case not later than three (3) Banking Days after the date that Notice of Readiness has been given in accordance with Clause 5 (Time and place of delivery and notices) and in exchange for the agreed documentation pursuant to Clause 8 of this Agreement and against presentation of the Protocol of Delivery and Acceptance duly signed by the Sellers and the Buyers:

(i)	the Deposit shall be released to the Sellers; and

(ii)
The 90% balance of the Purchase Price (the “Balance Price”) and all other sums payable on delivery by the Buyers to the Sellers under this Agreement shall be ~~paid~~released in full free of bank charges to the Sellers’ Account.

The Buyers shall remit the Balance Price including the value of the estimated bunker and lubricating oils remaining on board at the time of delivery and any other charges and money whatsoever to be paid by the Buyers to the Sellers in accordance with this Agreement (the “Charges”) by payment to the Deposit Holder at least one (1) Banking day prior to the Vessel’s delivery and the Buyers shall provide a swift copy evidencing such payment and the Deposit Holder will confirm the actual receipt of funds. The Balance Price and the Charges to be held on Buyers’ sole behalf and at Buyers’ sole release instructions. The Deposit shall be released to the Sellers in full against and upon the Sellers’ and Buyers’ joint written instructions to the Deposit Holder and the Balance Price and the Charges shall be released to the Sellers in full against and upon the written instructions of the Buyers to the Deposit Holder, together with presentation to the Deposit Holder of the copy of the Protocol of Delivery and Acceptance duly signed by both the Sellers’ and the Buyers’ authorized representatives. Any surplus amount to be immediately released to the Buyers’ account.

Payment of the Purchase Price shall be settled by the Buyers by:

(i)	the Buyers procuring the repayment to the lenders of the Sellers of a proportion of debt that is secured against the Vessel (the relevant amount being the “Sellers’ Debt”); plus

(ii)	paying to the Sellers an amount equal to the Purchase Price less the Sellers’ Debt in cash in accordance with this Clause 3.

4.	Inspection

(a) *The Buyers have ~~inspected~~waived the inspection and accepted the Vessel’s classification records. The Buyers ~~have also inspected the Vessel at/in      (state place) on _____ (state date) and~~ have accepted the Vessel and the Vessel’s classification records~~following this inspection~~ and the sale is outright and definite, subject only to the terms and conditions of this Agreement.

 ~~(b) *The Buyers shall have the right to inspect the Vessel’s classification records and declare whether same are accepted or not within (state date/period)~~

 ~~The Sellers shall make the Vessel available for inspection at/in (state place/range) within (state date/period).~~

 ~~The Buyers shall undertake the inspection without undue delay to the Vessel. Should the Buyers cause undue delay they shall compensate the Sellers for the losses thereby incurred.~~

 ~~The Buyers shall inspect the Vessel without opening up and without cost to the Sellers.~~

 ~~During the inspection, the Vessel’s deck and engine log books shall be made available for examination by the Buyers.~~

~~The sale shall become outright and definite, subject only to the terms and conditions of this Agreement, provided that the Sellers receive written notice of acceptance of the Vessel from the Buyers within seventy-two (72) hours after completion of such inspection or after the Date/last day of the period stated in Line 59, whichever is the earlier. Should the Buyers fail to undertake the inspection as scheduled and/or notice of acceptance of the Vessel’s classification records and/or of the Vessel not be received by the Sellers as aforesaid, the Deposit together with interest earned, if any, shall be released immediately to the Buyers, whereafter this Agreement shall be null and void.~~

 ~~*4 (a) and 4(b) are alternatives; delete whichever is not applicable. In the absence of deletions, alternative 4(a) shall apply.~~

5.	Time and place of delivery and notices

(a) The Vessel shall be delivered and taken over safely afloat at a safe and accessible berth or anchorage ~~at/in~~ wordlwide (state place/range), in the Sellers’ option. Notice of Readiness shall not be tendered before: 1st August 2022 (date) Cancelling Date (see Clauses 5(c), 6(a)(iii) and 14: 16th August 2022

(b) The Sellers shall keep the Buyers well informed of the Vessel’s itinerary and shall provide the Buyers with twenty (20), fifteen (15) days’ approximate and ten (10), five (5) ~~and~~ three (3), two (2) and one (1) days’ firm notice of the date the Sellers intend to tender Notice of Readiness and of the intended place of delivery. When the Vessel is at the place of delivery and physically ready for delivery in accordance with this Agreement, the Sellers shall give the Buyers a written Notice of Readiness for delivery.

(c) If the Sellers anticipate that, notwithstanding the exercise of due diligence by them, the Vessel will not be ready for delivery by the Cancelling Date they may notify the Buyers in writing stating the date when they anticipate that the Vessel will be ready for delivery and proposing a new Cancelling Date. Upon receipt of such notification the Buyers shall have the option of either cancelling this Agreement in accordance with Clause 14 (Sellers’ Default) within three (3) Banking Days of receipt of the notice or of accepting the new date as the new Cancelling Date.

If the Buyers have not declared their option within three (3) Banking Days of receipt of the Sellers’ notification or if the Buyers accept the new date, the date proposed in the Sellers’ notification shall be deemed to be the new Cancelling Date and shall be substituted for the Cancelling Date stipulated in line 79.

 If this Agreement is maintained with the new Cancelling Date all other terms and conditions hereof including those contained in Clauses 5 (b) and 5 (d) shall remain unaltered and in full force and effect.

(d) Cancellation, failure to cancel or acceptance of the new Cancelling Date shall be entirely without prejudice to any claim for damages the Buyers may have under Clause 14 (Sellers’ Default) for the Vessel not being ready by the original Cancelling Date.

(e) Should the Vessel become an actual, constructive or compromised total loss before delivery the Deposit ~~together with interest earned, if any,~~ shall be released immediately to the Buyers whereafter this Agreement shall be null and void.

6.	Divers Inspection / Drydocking

(a)*

(i)
The Buyers shall have the option at their cost and expense to arrange for an underwater inspection by a diver approved by the Classification Society prior to the delivery of the Vessel. Such option shall be declared latest nine (9) days prior to the Vessel’s intended date of readiness for delivery as notified by the Sellers pursuant to Clause 5(b) of this Agreement. The Sellers shall at their cost and expense make the Vessel available for such inspection. This inspection shall be carried out without undue delay and in the presence of a Classification Society surveyor arranged for by the Sellers and paid for by the Buyers. The Buyers’ representative(s) shall have the right to be present at the diver’s inspection as observer(s) only without interfering with the work or decisions of the Classification Society surveyor. The extent of the inspection and the conditions under which it is performed shall be to the satisfaction of the Classification Society. If the conditions at the place of delivery are unsuitable for such inspection, the Sellers shall at their cost and expense make the Vessel available at a suitable alternative place near to the delivery port, in which event the Cancelling Date shall be extended by the additional time required for such positioning and the subsequent re-positioning. The Sellers may not tender Notice of Readiness prior to completion of the underwater inspection.

(ii)
If the rudder, propeller, bottom or other underwater parts below the deepest loadline are found broken, damaged or defective so as to affect the Vessel’s class, then (1) unless repairs can be carried out afloat to the satisfaction of the Classification Society, the Sellers shall arrange for the Vessel to be drydocked at their expense for inspection by the Classification Society of the Vessel’s underwater parts below the deepest loadline, the extent of the inspection being in accordance with the Classification Society’s rules (2) such defects shall be made good by the Sellers at their cost and expense to the satisfaction of the Classification Society without condition/recommendation** and (3) the Sellers shall pay for the underwater inspection and the Classification Society’s attendance.

Notwithstanding anything to the contrary in this Agreement, if the Classification Society do not require the aforementioned defects to be rectified before the next class drydocking survey, the Sellers shall be entitled to deliver the Vessel with these defects against a deduction from the Purchase Price of the estimated direct cost (of labour and materials) of carrying out the repairs to the satisfaction of the Classification Society, whereafter the Buyers shall have no further rights whatsoever in respect of the defects and/or repairs. The estimated direct cost of the repairs shall be the average of quotes for the repair work obtained from two reputable independent shipyards at or in the vicinity of the port of delivery, one to be obtained by each of the Parties within two (2) Banking Days from the date of the imposition of the condition/recommendation, unless the Parties agree otherwise. Should either of the Parties fail to obtain such a quote within the stipulated time then the quote duly obtained by the other Party shall be the sole basis for the estimate of the direct repair costs. The Sellers may not tender Notice of Readiness prior to such estimate having been established.

(iii)
If the Vessel is to be drydocked pursuant to Clause 6(a) (ii) and no suitable dry-docking facilities are available at the port of delivery, the Sellers shall take the Vessel to a port where suitable drydocking facilities are available, whether within or outside the delivery range as per Clause 5(a). Once the drydocking has taken place the Sellers shall deliver the Vessel at a port within the delivery range as per Clause 5(a) which shall, for the purpose of this Clause, become the new port of delivery. In such event the Cancelling Date shall be extended by the additional time required for the drydocking and extra steaming, but limited to a maximum of fourteen (14) days.

~~(b)~~
~~*The Seller shall place the Vessel in drydock at the port of delivery for inspection by the  Classification Society of the Vessel’s underwater parts below the deepest load line, the extent of the inspection being in accordance with the Classification Society’s rules. If the rudder, propeller, bottom or other underwater parts below the deepest loadline are found broken,  damaged or defective so as to affect the Vessel’s class, such defects shall be made good at the  Sellers’ cost and expense to the satisfaction of the Classification Society without condition/recommendation**. In such event the Sellers are also to pay for the costs and expenses in connection with putting the Vessel in and taking her out of drydock, including the  drydock dues and the Classification Society’s fees. The Sellers shall also pay for these costs and expenses if parts of the tailshaft system are condemned or found defective or broken so as to affect the Vessel’s class. In all other cases, the Buyers shall pay the aforesaid costs and expenses, dues and fees.~~

(c)	If the Vessel is drydocked pursuant to Clause 6(a) (ii) ~~or 6(b)~~ above:

(i)
The Classification Society may require survey of the tailshaft system, the extent of the survey being to the satisfaction of the Classification Society surveyor. If such survey is not required by the Classification Society, the Buyers shall have the option to require the tailshaft to be drawn and surveyed by the Classification Society, the extent of the survey being in accordance with the Classification Society’s rules for tailshaft survey and consistent with the current stage of the Vessel’s survey cycle. The Buyers shall declare whether they require the tailshaft to be drawn and surveyed not later than by the completion of the inspection by the Classification Society. The drawing and refitting of the tailshaft shall be arranged by the Sellers. Should any parts of the tailshaft system be condemned or found defective so as to affect the Vessel’s class, those parts shall be renewed or made good at the Sellers’ costs and expense to the satisfaction of the Classification Society without condition/recommendation.**

(ii)
~~The costs and expenses relating to the survey of the tailshaft system shall be borne by The Buyers unless the Classification Society requires such survey to be carried out or if parts of the system are condemned or found defective or broken so as to affect the  Vessel’s class, in which case the Sellers shall pay these costs and expenses.~~

(iii)	The Buyers’ representative(s) shall have the right to be present in the drydock, as observer(s) only without interfering with the work or decisions of the Classification Society surveyor.

(iv)
The Buyers shall have the right to have the underwater parts of the Vessel cleaned and painted at their risk, cost and expense without interfering with the Sellers’ or the Classification Society surveyor’s work, if any, and without affecting the Vessel’s timely delivery. If, however, the Buyers’ work in drydock is still in progress when the Sellers have completed the work which the Sellers are required to do, the additional docking time needed to complete the Buyers’ work shall be for the Buyer’s risk, cost and expense. In the event that the Buyers’ work requires such additional time, the Sellers may upon completion of the Sellers’ work tender Notice of Readiness for delivery whilst the Vessel is still in drydock and, notwithstanding Clause 5(a), the Buyers shall be obliged to take delivery in accordance with Clause 3 (Payment), whether the Vessel is in drydock or not.

*6(a) and 6(b) are alternatives; delete whichever is not applicable. In the absence of deletions, alternative 6(a) shall apply.

   **Notes or memoranda, if any, in the surveyor’s report which are accepted by the Classification Society without condition/recommendation are not to be taken into account.

7.	Spares/bunkers, etc.

The Sellers shall deliver the Vessel to the Buyers with everything belonging to her on board ~~and on shore~~. All spare parts and spare equipment including spare tail-end shaft(s) and/or spare propeller(s)/propeller blade(s), if any, belonging to the Vessel at the time of inspection used or unused, whether on board or not shall become the Buyers’ property, but spares on order are to be excluded. Forwarding charges, if any, shall be for the Buyers’ account. The Sellers are not required to replace spare parts including spare tail-end shaft(s) and spare propeller(s)/propeller blade(s) which are taken out of spare and used as replacement prior to delivery, but the replaced items shall be the property of the Buyers. Unused stores and provisions shall be included in the sale and be taken over by the Buyers without extra payment. Library and forms exclusively for use in the Sellers’ vessel(s) and captain’s, officers’ and crew’s personal belongings including the slop chest are excluded from the sale without compensation, as well as the following additional items:      ~~(include list)~~ as per the Annex I enclosed herewith. Items on board which are on hire or owned by third parties, listed as follows, are excluded from the sale without compensation: as per the Annex I enclosed herewith     ~~(include list)~~. Items on board at the time of inspection which are on hire or owned by third parties, not listed above, shall be replaced or procured by the Sellers prior to delivery at their cost and expense.

The Buyers shall take over remaining bunkers, and unused lubricating oils and hydraulic oils and Greases in storage tanks and unopened drums remaining onboard at delivery and pay ~~either~~:

  (a) *the actual net price (excluding barging expenses) as evidenced by invoices or vouchers; ~~or~~

 ~~(b) * the current net market price (excluding barging expenses) at the port and date of delivery of the Vessel or, if unavailable, at the nearest bunkering port. for the quantities taken over.~~

 Bunkers, lubricating oils, hydraulic oils and greases on board the Vessel shall be jointly measured by the Buyers’ and Sellers’ representatives on board not earlier than 3 (three) days and no later than one (1) day prior to the expected date of delivery. The quantities so measured with deduction of the estimated quantities to be consumed until the expected date of delivery, to be mutually agreed by the Parties’ respective representatives, shall be referred for pre-positioning the balance money as per clause 3. On the date of delivery, the final quantities on board the Vessel shall be determined by a joint-survey by Buyers and Sellers representative basis which the balance money will be released to the Sellers.

 Payment under this Clause shall be made at the same time and place and in the same currency as the Purchase Price.

  “Inspection” in this Clause 7, shall mean the Buyers’ inspection according to Clause 4(a) or 4(b) (Inspection), if applicable. If the Vessel is taken over without inspection, the date of this Agreement shall be the relevant date.

  *(a) and (b) are alternatives, delete whichever is not applicable. In the absence of deletions alternative (a) shall apply.

8.	Documentation

The place of closing: Virtual attendance of Parties’ representatives as agreed between the Parties.

~~(a)~~
In exchange for payment of the Purchase Price the Sellers shall furnish the Buyers with the ~~following~~ delivery documents required for the registration and the transfer of title of the Vessel. A list of these documents is to be agreed as soon as possible after this Agreement has been reached / signed and shall be incorporated into this Agreement in the form of an addendum. Agreement on the list of documents not to delay the signing of this Agreement:

~~(i)~~
~~Legal Bill(s) of Sale , in a form recordable in the Buyers’ Nominated Flag State, transferring title of the Vessel and stating that the Vessel is free from all mortgages, encumbrances and maritime liens or any other debts whatsoever, duly notarially attested and  legalised or apostilled, as required by the Buyers’ Nominated Flag State;~~

~~(ii)~~	~~Evidence that all necessary corporate, shareholder and other action has been taken by the Sellers to authorise the execution, delivery and performance of this Agreement;~~

~~(iii)~~
~~Power of Attorney of the Sellers appointing one or more representatives to act on behalf of the Sellers in the performance of this Agreement, duly notarially attested and legalised or apostilled (as appropriate);~~

~~(iv)~~
~~Certificate or Transcript of registry issued by the competent authorities of the flag state  on the date of delivery evidencing the Sellers’ ownership of the Vessel and that the Vessel is free from registered encumbrances and mortgages, to be faxed or e-mailed by such authority to the closing meeting with the original to be sent to the Buyers as soon as possible after delivery of the Vessel;~~

~~(v)~~
~~Declaration of Class or (depending on the Classification Society) a Class Maintenance Certificate issued within three (3) Banking Days prior to delivery confirming that the Vessel is in Class free of condition/recommendation;~~

~~(vi)~~
~~Certificate of Deletion of the Vessel from the Vessel’s registry or other official evidence of  deletion appropriate to the Vessel’s registry at the time of delivery, or, in the event that the registry does not as a matter of practice issue such documentation immediately, a written undertaking by the Sellers to effect deletion from the Vessel’s registry forthwith and provide a certificate or other official evidence of deletion to the Buyers promptly and latest within four (4) weeks after the Purchase Price has been paid and the Vessel has been delivered;~~

~~(vii)~~
~~A copy of the Vessel’s Continuous Synopsis Record certifying the date on which the  Vessel ceased to be registered with the Vessel’s registry, or, in the event that the registry does not as a matter of practice issue such certificate immediately, a written undertaking from the Sellers to provide the copy of this certificate promptly upon it being issued together with evidence of submission by the Sellers of a duly executed Form 2 stating the date on which the Vessel shall cease to be registered with the Vessel’s registry;~~

~~(viii)~~	~~Commercial Invoice for the Vessel;~~

~~(ix)~~	~~Commercial invoice(s) for bunkers, lubricating and hydraulic oils and greases;~~

~~(x)~~	~~A copy of the Sellers’ letter to their satellite communication provider canceling the Vessel’s communications contract which is to be sent immediately after delivery of the Vessel;~~

~~(xi)~~
~~Any additional documents as may reasonably be required by the competent authorities of  the Buyers’ Nominated Flag State for the purpose of registering the Vessel, provided the Buyers notify the Sellers of any such documents as soon as possible after the date of this Agreement; and~~

~~(xii)~~	~~The Sellers’ letter of confirmation that to the best of their knowledge, the Vessel is not black listed by any nation or international organization~~

(b)	~~At the time of delivery the Buyers shall provide the Sellers with:~~

~~(i)~~	~~Evidence that all necessary corporate, shareholder and other action has been taken by the Buyers to authorise the execution, delivery and performance of this Agreement; and~~

~~(ii)~~
~~Power of Attorney of the Buyers appointing one or more representatives to act on behalf of the Buyers in the performance of this Agreement, duly notarially attested and legalized or apositilled (as appropriate).~~

(c)
If any of the documents listed in Sub-clauses (a) and (b) above are not in the English language they shall be accompanied by an English translation by an authorized translator or certified by a lawyer qualified to practice in the country of the translated language.

(d)
The Parties shall to the extent possible exchange copies, drafts or samples of the documents listed in Sub-clause (a) and Sub-clause (b) above for review and comment by the other party not later than         (state number of days), or if left blank, nine (9) days prior to the Vessel’s intended date of readiness for delivery as notified by the Sellers pursuant to Clause 5(b) of this Agreement.

(e)
Concurrent with the exchange of documents in Sub-clause (a) and Sub-clause (b) above, the Sellers shall also hand to the Buyers the classification certificate(s) as well as all plans, drawings and manuals, (excluding ISM/ISPS manuals), which are on board the Vessel. Other certificates which are on board the Vessel shall also be handed over to the Buyers unless the Sellers are required to retain same, in which case the Buyers have the right to take copies.

(f)
Other technical documentation which may be in the Sellers’ possession shall promptly after delivery be forwarded to the Buyers at their expense, if they so request. The Sellers may keep the Vessel’s log books (to be in place for the last six (6) months) but the Buyers have the right to take copies of same.

(g)	The Parties shall sign and deliver to each other a Protocol of Delivery and Acceptance confirming the date and time of delivery of the Vessel from the Sellers to the Buyers.

9.	Encumbrances

The Sellers warrant that the Vessel, at the time of delivery, is free from all charters, encumbrances, mortgages ~~and~~, maritime liens, taxes, claims or any other debts whatsoever, and is not subject to Port State or other administrative detentions. The Sellers hereby undertake to indemnify the Buyers against all consequences of claims made against the Vessel which have been incurred prior to the time of delivery or arose out of or with respect to events occurred prior to the time of delivery.

10.	Taxes, fees and expenses

Any taxes, fees and expenses in connection with the purchase and registration under the Buyers’ flag shall be for the Buyers’ account, whereas similar charges in connection with the closing of the Sellers’ register shall be for the Sellers’ account.

11.	Condition on delivery

The Vessel with everything belonging to her shall be at the Sellers’ risk and expense until she is delivered to the Buyers, but subject to the terms and conditions of this Agreement she shall be delivered and taken over as she was at the time of inspection, fair wear and tear excepted. However, the Vessel shall be delivered free of cargo and free of stowaways with her Class maintained without condition/recommendation*, free of average damage affecting the Vessel’s Class, and with her classification certificates and national certificates, as well as all other certificates the Vessel had at the time of inspection, valid and unextended without condition/recommendation* by the Classification Society or the relevant authorities at the time of delivery.

“inspection” in this Clause 11, shall mean the Buyers’ inspection according to Clause 4(a) or 4(b) (Inspection), if applicable. If the Vessel is taken over without inspection, the date of this Agreement shall be the relevant date.

“Notes and memoranda, if any, in the surveyor’s report which are accepted by the Classification Society without condition/recommendation are not to be taken into account.

12.	Name/markings

Upon delivery the Buyers undertake to change the name of the Vessel and alter funnel markings.

13.	Buyers’ default

Should the Deposit not be lodged in accordance with Clause 2 (Deposit), the Sellers have the right to cancel this Agreement, and they shall be entitled to claim compensation for their losses and for all expenses incurred together with interest. Should the Purchase Price not be paid in accordance with Clause 3 (Payment), the Sellers have the right to cancel this Agreement, in which case the Deposit together with interest earned, if any, shall be released to the Sellers. If the Deposit does not cover their loss, the Sellers shall be entitled to claim further compensation for their losses and for all expenses incurred together with interest.

14.	Sellers’ default

Should the Sellers fail to give Notice of Readiness in accordance with Clause 5 (b) or fail to be ready to validly complete a legal transfer by the Cancelling Date the Buyers shall have the option of cancelling this Agreement. If after Notice of Readiness has been given but before the Buyers have taken delivery, the Vessel ceases to be physically ready for delivery and is not made physically ready again by the Cancelling Date and new Notice of Readiness given, the Buyers shall retain their option to cancel. In the event that the Buyers elect to cancel this Agreement, the Deposit together with interest earned, if any, shall be released to them immediately. Should the Sellers fail to give Notice of Readiness by the Cancelling Date or fail to be ready to validly complete a legal transfer as aforesaid they shall make due compensation to the Buyers for their loss and for all expenses together with interest if their failure is due to proven negligence and whether or not the Buyers cancel this Agreement.

15.	Buyers’ representatives

After this Agreement has been signed by the Parties and the Deposit has been lodged, the Buyers have the right to place two (2) representatives on board the Vessel at their sole risk and Expense. The Buyers shall pay to the Sellers at the time of delivery US$20/day/person as victualing/accommodation fee and the Buyers shall also pay to the Sellers other expenses borne by the Buyers’ representatives at the time of delivery/closing.

These representatives are on board for the purpose of familiarisation and in the capacity of observers only, and they shall not interfere in any respect with the operation of the Vessel. The Buyers and the Buyers’ representatives shall sign the Sellers’ P&I Club’s standard letter of indemnity prior to their embarkation.

16.	Law and Arbitration

(a) This Agreement shall be governed by and construed in accordance with English law and any dispute arising out of or in connection with this Agreement shall be referred to arbitration in London in accordance with the Arbitration Act 1996 or any statutory modification or re- enactment thereof save to the extent necessary to give effect to the provisions of this Clause. The arbitration shall be conducted in accordance with the London Maritime Arbitrators Association (LMAA) terms current at the time when the arbitration proceedings are commenced.

The reference shall be to three arbitrators. A party wishing to refer a dispute to arbitration shall appoint its arbitrator and send notice of such appointment in writing to the other party requiring the other party to appoint its own arbitrator within fourteen (14) calendar days of that notice and stating that it will appoint its arbitrator as sole arbitrator unless the other party appoints its own arbitrator and gives notice that it has done so within the fourteen (14) days specified. If the other party does not appoint its own arbitrator and give notice that it has done so within the fourteen (14) days specified, the party referring the dispute to arbitration may, without the requirement of any further prior notice to the other party, appoint its arbitrator as solerbitrator and shall advise the other party accordingly. The award of a sole arbitrator shall be binding on both Parties as if the sole arbitrator had been appointed by agreement.

In cases where neither the claim nor any counterclaim exceeds the sum of US$100,000 the arbitration shall be conducted in accordance with the LMAA Small Claims Procedure current at the time when the arbitration proceedings are commenced.

~~(b) *This Agreement shall be governed by and construed in accordance with Title 9 of the United States Code and the substantive law (not including the choice of law rules) of the State of New York and any dispute arising out of or in connection with this Agreement shall be referred to three (3) persons at New York, one to be appointed by each of the parties hereto, and the third by the two so chosen; their decision or that of any two of them shall be final, and for the purposes of enforcing any award, judgment may be entered on an award by any court of competent jurisdiction. The proceedings shall be conducted in accordance with the rules of the Society of Maritime Arbitrators, Inc.~~

~~In cases where neither the claim nor any counterclaim exceeds the sum of US$100,000 the arbitration shall be conducted in accordance with the Shortened Arbitration Procedure of the Society of Maritime Arbitrators, Inc.~~

 ~~(c) This Agreement shall be governed by and construed in accordance with the laws of                  (state place ) and any dispute arising out of or in connection with this Agreement shall be  referred to arbitration at            (state place), subject to the procedures applicable there.~~

*16(a),16(b) and 16(c) are alternatives; delete whichever is not applicable. In the absence of deletions, alternative 16(a) shall apply.

17.	Notices

 All notices to be provided under this Agreement shall be in writing. Contact details for recipients of notices are as follows:

For the Buyers:

c/o 154 Vouliagmenis Avenue

166 74 Glyfada, Athens, Greece

Attn.: Legal Department

Facsimile: +30 210 96 38 404

E-mail: legal@seanergy.gr

For the Sellers:

c/o PT Kroll Consulting Indonesia

World Trade Centre 2, 9th Floor

Jl. Jend. Sudirman Kav. 29 – 31, Jakarta 12920, Indonesia

Attn.: Director

Email:dl.bull.working.group@kroll.com

18.	Entire Agreement

The written terms of this Agreement comprise the entire agreement between the Buyers and the Sellers in relation to the sale and purchase of the Vessel and supersede all previous agreements whether oral or written between the Parties in relation hereto. Each of the Parties acknowledges that in entering into this Agreement it has not relied on and shall have no right or remedy in respect of any statement, representation, assurance or warranty (whether or not made negligently) other than as is expressly set out in this Agreement. Any terms implied into this Agreement by an applicable statute or law are hereby excluded to the extent that such exclusion can be legally made. Nothing in this Clause shall limit or exclude any liability for fraud.

19.	Confidentiality

These negotiations and any subsequent agreement to be kept private and confidential by all parties involved except for disclosures required in connection with the processing of this transaction (including but not limited to disclosures to the Parties’ financiers, auditors, legal counsels) or as required by flag or stock exchange regulations or for business prospects for the Vessel. Despite the efforts of the Parties, if details of the sale become known or reported on the market neither the Sellers nor the Buyers are to have the right to withdraw from the sale or to fail to fulfil all their obligations under the agreed contract.

20.	Sanction Clause

Each of the Buyers and the Sellers confirm that they do not do business with, and are not located in, any nation subject to broad-based sanctions by the United Nations and / or the European Union and/or Canada and/ or the United States of America (including but not limited to the sanctions by the United States Department of the Treasury’s Office of Foreign Asset Control (OFAC) (collectively, “Sanctions Authorities”), including Iran, North Korea, Cuba, Russia or Syria. Each of the Buyers and the Sellers further confirms that neither they nor any of their affiliates, owners, officers, directors, or employees are sanctioned (“Sanctioned Entity”) pursuant to OFAC’s Specially Designated Nationals List (“SDN List”) or any other sanctions list of any Sanctions Authority. Each of the Buyers and the Sellers further confirms that neither they nor any of their affiliates are owned or controlled 50 per cent or more in the aggregate by companies and/or individuals sanctions under the SND list or any other sanctions list of any sanctions authority.

Each of the Buyers and the Sellers further confirms that they shall indemnify and compensate the other for any consequential costs and/or damages to the other arising out of their failure to comply with this clause. Each of the Buyers and the Sellers confirms that within the past five(5) years none of its respective owners, officers, directors, or employees are or have been (a) involved in any prior, pending or threatened enforcement investigation or proceeding regarding any actual, alleged or possible non- compliance with sanctions, anti-terrorism, anti- bribery/corruption, fraud, or anti- money laundering laws and regulations or (b) the subject of or provided any voluntary self-disclosure, or any prior disclosure or other submission to any government agency in connection with questions or concerns associated with actual, alledged or possible non-compliance with sanctions , anti-terrorism, anti- bribery/corruption, fraud, or anti-money laundering laws and regulations. Also Sellers covenants, represents and warrants that the Vessel has not been used by Sellers in support of or for the benefit of any person, entity or country subject to blocking or asset freeze sanctions under the laws and regulations of sanctions authorities, as that term is defined in the clause.

The Sellers and Buyers, warrant, represent and undertake on a continuing basis:

(a)
That neither the Sellers nor Buyers; nor any person, entity or body on whose behalf or under whose direction the Sellers or Buyers act, or who they assist, or who directly or indirectly owns or controls the Sellers or Buyers; nor any person, entity or body who the Sellers or Buyers may nominate to facilitate any aspect of this transaction are or will be individual(s) or entity/(ies) designated pursuant to any national, international or supranational law or regulation imposing trade and economic sanctions, prohibitions or restrictions (a sanctioned entity);

(b)	Sellers and Buyers undertake that they are acting, and shall act, always in their own name and for their own account, and are not acting on behalf of any sanctioned entity;

(c)
the Sellers and Buyers shall notify the Buyers other party immediately if they, or any person, entity or body on whose behalf or under whose direction they act, or who they assist, or who owns or controls the Sellers or Buyers, or any person who the Sellers or Buyers may nominate to facilitate any aspect of this transaction, become a sanctioned entity, and will provide any information the other party reasonably request; and

(d)
the Sellers confirm that to the best of the Sellers’ knowledge the Vessel is not blacklisted by any national or international organization, sanctioned, or designated pursuant to any national,or international law or regulation.

No act or omission of either party shall at any time constitute a waiver of this provision; and the warranties, representations and undertakings contained in this provision are deemed repeated and remain in effect before delivery and for a period of one (1) year after delivery.

21.	COVID Clause:

Notwithstanding Clause 5 above,

(a)
should the physical and/or documentary delivery and/or the underwater inspection (under Clause 6) and/or the drydocking (under Clause 6) of the Vessel become impossible due to an official prohibition or restriction imposed due to Coronavirus Disease 2019 (COVID-19) or

(b)
should the Vessel be recommended or instructed against by a competent authority, prohibited, banned or otherwise prevented in any manner from entry to a place nominated by the Sellers as a delivery place to the Buyers in connection with or arising out of the Coronavirus Disease 2019 (COVID-19) or

(c)
should the Buyer’s proposed crew be recommended or instructed against by a competent authority or otherwise prevented in any manner from entry into the country / port nominated by the Sellers, as the delivery place or

(d)	should the Sellers’ crew be instructed against by a competent authority or otherwise prevented in any manner from disembarking the Vessel at the port nominated by the Sellers as the delivery place or

(e)
if the Vessel is otherwise prevented in any way from becoming ready for delivery at the nominated delivery place by any authority of such place in connection with Coronavirus Disease 2019 (COVID-19), then the Sellers and Buyers shall mutually agree to nominate an alternate place of delivery close to the delivery range stated in Clause 5.

In case the new delivery date nominated by Sellers is later than the ~~c~~Cancelling ~~d~~Date, Buyers shall accept a delay of the delivery time which shall be determined basis direct sailing passage time to reach the alternate place of delivery and not exceeding thirty (30) days from the Cancelling Date without any liability of Sellers. Buyers and Sellers may mutually agree to cancel this Agreement if the Vessel cannot be delivered after above mentioned thirty (30) days extension due to aforesaid restrictions related to COVID-19 without any liability of Buyers and Sellers under aforesaid clauses and in such an event the Deposit if paid by the Buyer to the Seller shall be returned immediately to the Buyer. The cost of bunkers consumed for the shifting to the alternate place of delivery to be shared equally between the Sellers and the Buyers. All other costs to be for the Sellers’ account.

However, the Buyers and Sellers shall ensure necessary arrangements for crew are made well in advance without any delay in complying with the norms/protocols issued at the place of delivery causing delay in takeover.

For and on behalf of the Sellers	For and on behalf of the Buyers

/s/ Benjamin John Crilly	/s/ Stamatios Tsantanis

Name: Benjamin John Crilly	Name: Stamatios Tsantanis

Title: Director	Title: Director / President

Norwegian Shipbrokers’ Association’s Memorandum of Agreement for sale and purchase of ships. Adopted by BIMCO in 1956. Code-name SALEFORM 2012 Revised 1966. 1983 and 1986/87, 1993 and 2012.

MEMORANDUM OF AGREEMENT

Dated: 11th July 2022

Thunderbolt Maritime Ltd, Trust Company Complex, Ajeltake Road, Ajeltake Islands, Majuro, Marshall Islands MH 96960, IMO No. 6141169 (Name of sellers), hereinafter called the “Sellers”, have agreed to sell, and

Minoansea Maritime Co., Trust Company Complex, Ajeltake Road, Ajeltake Islands, Majuro, Marshall Islands MH 96960 (Name of buyers) hereinafter called the “Buyers”, have agreed to buy

Name of vessel: THUNDERBOLT

IMO Number: 9388742

Classification Society/Class: American Bureau of Shipping

Class Notation: +A1, Oil Carrier, ESP, +AMS, +ACCU, VEC, SH, RES, SHCM, POT, ESP, CRC, CPP, RW,RRDA

Year of Build: 2008	Builder/Yard: Shanghai Waigaoqiao Shipbuilding Co. Ltd.

Flag: Marshall Islands	Place of Registration: Majuro	GT/NT: 62,863/ 31,919

hereinafter called the “Vessel”, on the following terms and conditions:

Definitions

“Banking days” are days on which banks are open both in the country of the currency stipulated for the Purchase Price in Clause 1 (Purchase Price) and in the place of closing stipulated in Clause 8 (Documentation) and New York – NY, London – England, Majuro -Republic of the Marshall Islands and Athens- Greece ~~(add additional jurisdictions as appropriate)~~.

“Buyers’ Nominated Flag State” means the Republic of the Marshall Islands.

“Class” means the class notation referred to above.

“Classification Society” means the Society referred to above.

“Deposit” shall have the meaning given in Clause 2 (Deposit)

“Deposit Holder” means Watson Farley & Williams, 5th Floor, Building B, 348 Syngrou Avenue, Kallithea, Athina, 176 74, Greece (Athens office) ~~(state name and location of Deposit Holder) or, if left  blank, the Sellers’ Bank~~, which shall hold and release the Deposit and the Balance Price and the Charges in accordance with this Agreement and the relevant escrow agreement(s).

“In writing” or “written” means a letter handed over from the Sellers to the Buyers or vice versa, a registered letter, email or telefax.

“Parties” means the Sellers and the Buyers.

“Purchase Price” means the price for the Vessel as stated in Clause 1 (Purchase Price)

“Sellers’ Account” means USD Account No.: 0102983003, SWIFT Code: SCBLSG22XXX, Beneficiary Account Name: Thunderbolt Maritime Limited, (state details of bank account) at the Sellers’ Bank.

“Sellers’ Bank” means Standard Chartered Bank (Singapore) Limited, Branch: Battery Road Branch, Singapore, with Correspondence Bank: Standard Chartered Bank, New York, USA - SWIFT Code: SCBLUS33 (state name of bank, branch and details) ~~or, if left blank, the bank notified by the Sellers to the Buyers~~ for receipt of the balance of the Purchase Price.

1.	Purchase Price

The Purchase price is USD 19,000,000 only (United States Dollars Nineteen Million only) (state currency and amount both in words and figures).

2.	Deposit

As security for the correct fulfilment of this Agreement the Buyers shall lodge a deposit of ~~% (per cent) or, if left blank,~~ 10% (ten per cent), of the Purchase Price (the “Deposit”) in an escrow account ~~for the parties~~ with the Deposit Holder within three (3) Banking Days after the date that:

(i)	this Agreement has been signed by the Parties and exchanged in original or by e-mail or telefax; and

(ii)	the Deposit Holder has confirmed in writing to the Parties that the account has been ~~O~~opened and is ready to receive funds;

The Deposit shall be held by the Deposit Holder on behalf of the Parties and only be released in accordance with joint written instructions of the Parties. ~~Interest, if any, shall be credited to the Buyers.~~ Any fee charged for holding and releasing the Deposit shall be borne equally by the Parties. The Parties shall provide to the Deposit Holder all necessary documentation to open and maintain the account without delay.

Both Sellers and Buyers shall comply with the anti-money laudering laws and regulations of the countries in which the banks and the Deposit Holder are located.

3.	Payment

The Purchase Price of the Vessel and all other sums payable. ~~O~~on delivery by the Buyers to the Sellers under this Agreement, shall be paid as follows on delivery of the Vessel, but in any case not later than three (3) Banking Days after the date that Notice of Readiness has been given in accordance with Clause 5 (Time and place of delivery and notices) and in exchange for the agreed documentation pursuant to Clause 8 of this Agreement and against presentation of the Protocol of Delivery and Acceptance duly signed by the Sellers and the Buyers:

(i)	the Deposit shall be released to the Sellers; and

(ii)
The 90% balance of the Purchase Price (the “Balance Price”) and all other sums payable on delivery by the Buyers to the Sellers under this Agreement shall be ~~paid~~released in full free of bank charges to the Sellers’ Account.

The Buyers shall remit the Balance Price including the value of the estimated bunker and lubricating oils remaining on board at the time of delivery and any other charges and money whatsoever to be paid by the Buyers to the Sellers in accordance with this Agreement (the “Charges”) by payment to the Deposit Holder at least one (1) Banking day prior to the Vessel’s delivery and the Buyers shall provide a swift copy evidencing such payment and the Deposit Holder will confirm the actual receipt of funds. The Balance Price and the Charges to be held on Buyers’ sole behalf and at Buyers’ sole release instructions. The Deposit shall be released to the Sellers in full against and upon the Sellers’ and Buyers’ joint written instructions to the Deposit Holder and the Balance Price and the Charges shall be released to the Sellers in full against and upon the written instructions of the Buyers to the Deposit Holder, together with presentation to the Deposit Holder of the copy of the Protocol of Delivery and Acceptance duly signed by both the Sellers’ and the Buyers’ authorized representatives. Any surplus amount to be immediately released to the Buyers’ account.

Payment of the Purchase Price shall be settled by the Buyers by:

(i)	the Buyers procuring the repayment to the lenders of the Sellers of a proportion of debt that is secured against the Vessel (the relevant amount being the “Sellers’ Debt”); plus

(ii)	paying to the Sellers an amount equal to the Purchase Price less the Sellers’ Debt in cash in accordance with this Clause 3.

4.	Inspection

(a) *The Buyers have ~~inspected~~waived the inspection and accepted the Vessel’s classification records. The Buyers ~~have also inspected the Vessel at/in           (state place) on          (state date) and~~ have accepted the Vessel and the Vessel’s classification records~~following this inspection~~ and the sale is outright and definite, subject only to the terms and conditions of this Agreement.

~~(b) *The Buyers shall have the right to inspect the Vessel’s classification records and declare whether same are accepted or not within      (state date/period)~~

~~The Sellers shall make the Vessel available for inspection at/in (state place/range) within (state date/period).~~

~~The Buyers shall undertake the inspection without undue delay to the Vessel. Should the Buyers cause undue delay they shall compensate the Sellers for the losses thereby incurred. The Buyers shall inspect the Vessel without opening up and without cost to the Sellers.~~

~~During the inspection, the Vessel’s deck and engine log books shall be made available for examination by the Buyers.~~

~~The sale shall become outright and definite, subject only to the terms and conditions of this Agreement, provided that the Sellers receive written notice of acceptance of the Vessel from the Buyers within seventy-two (72) hours after completion of such inspection or after the Date/last day of the period stated in Line 59, whichever is the earlier. Should the Buyers fail to undertake the inspection as scheduled and/or notice of acceptance of the Vessel’s classification records and/or of the Vessel not be received by the Sellers as aforesaid, the Deposit together with interest earned, if any, shall be released immediately to the Buyers, whereafter this Agreement shall be null and void.~~

~~*4 (a) and 4(b) are alternatives; delete whichever is not applicable. In the absence of deletions, alternative 4(a) shall apply.~~

5.	Time and place of delivery and notices

(a) The Vessel shall be delivered and taken over safely afloat at a safe and accessible berth or anchorage ~~at/in~~ worldwide (state place/range), in the Sellers’ option. Notice of Readiness shall not be tendered before: 1st August 2022 (date) Cancelling Date (see Clauses 5(c), 6(a)(iii) and 14: 16th August 2022

(b) The Sellers shall keep the Buyers well informed of the Vessel’s itinerary and shall provide the Buyers with twenty (20), fifteen (15) days’ approximate and ten (10), five (5) ~~and~~ three (3), two (2) and one (1) days’ firm notice of the date the Sellers intend to tender Notice of Readiness and of the intended place of delivery. When the Vessel is at the place of delivery and physically ready for delivery in accordance with this Agreement, the Sellers shall give the Buyers a written Notice of Readiness for delivery.

(c) If the Sellers anticipate that, notwithstanding the exercise of due diligence by them, the Vessel will not be ready for delivery by the Cancelling Date they may notify the Buyers in writing stating the date when they anticipate that the Vessel will be ready for delivery and proposing a new Cancelling Date. Upon receipt of such notification the Buyers shall have the option of either cancelling this Agreement in accordance with Clause 14 (Sellers’ Default) within three (3) Banking Days of receipt of the notice or of accepting the new date as the new Cancelling Date.

If the Buyers have not declared their option within three (3) Banking Days of receipt of the Sellers’ notification or if the Buyers accept the new date, the date proposed in the Sellers’ notification shall be deemed to be the new Cancelling Date and shall be substituted for the Cancelling Date stipulated in line 79.

If this Agreement is maintained with the new Cancelling Date all other terms and conditions hereof including those contained in Clauses 5 (b) and 5 (d) shall remain unaltered and in full force and effect.

(d) Cancellation, failure to cancel or acceptance of the new Cancelling Date shall be entirely without prejudice to any claim for damages the Buyers may have under Clause 14 (Sellers’ Default) for the Vessel not being ready by the original Cancelling Date.

(e) Should the Vessel become an actual, constructive or compromised total loss before delivery the Deposit ~~together with interest earned, if any,~~ shall be released immediately to the Buyers whereafter this Agreement shall be null and void.

6.	Divers Inspection / Drydocking

(a)*

(i)
The Buyers shall have the option at their cost and expense to arrange for an underwater inspection by a diver approved by the Classification Society prior to the delivery of the Vessel. Such option shall be declared latest nine (9) days prior to the Vessel’s intended date of readiness for delivery as notified by the Sellers pursuant to Clause 5(b) of this Agreement. The Sellers shall at their cost and expense make the Vessel available for such inspection. This inspection shall be carried out without undue delay and in the presence of a Classification Society surveyor arranged for by the Sellers and paid for by the Buyers. The Buyers’ representative(s) shall have the right to be present at the diver’s inspection as observer(s) only without interfering with the work or decisions of the Classification Society surveyor. The extent of the inspection and the conditions under which it is performed shall be to the satisfaction of the Classification Society. If the conditions at the place of delivery are unsuitable for such inspection, the Sellers shall at their cost and expense make the Vessel available at a suitable alternative place near to the delivery port, in which event the Cancelling Date shall be extended by the additional time required for such positioning and the subsequent re-positioning. The Sellers may not tender Notice of Readiness prior to completion of the underwater inspection.

(ii)
If the rudder, propeller, bottom or other underwater parts below the deepest loadline are found broken, damaged or defective so as to affect the Vessel’s class, then (1) unless repairs can be carried out afloat to the satisfaction of the Classification Society, the Sellers shall arrange for the Vessel to be drydocked at their expense for inspection by the Classification Society of the Vessel’s underwater parts below the deepest loadline, the extent of the inspection being in accordance with the Classification Society’s rules (2) such defects shall be made good by the Sellers at their cost and expense to the satisfaction of the Classification Society without condition/recommendation** and (3) the Sellers shall pay for the underwater inspection and the Classification Society’s attendance.

Notwithstanding anything to the contrary in this Agreement, if the Classification Society do not require the aforementioned defects to be rectified before the next class drydocking survey, the Sellers shall be entitled to deliver the Vessel with these defects against a deduction from the Purchase Price of the estimated direct cost (of labour and materials) of carrying out the repairs to the satisfaction of the Classification Society, whereafter the Buyers shall have no further rights whatsoever in respect of the defects and/or repairs. The estimated direct cost of the repairs shall be the average of quotes for the repair work obtained from two reputable independent shipyards at or in the vicinity of the port of delivery, one to be obtained by each of the Parties within two (2) Banking Days from the date of the imposition of the condition/recommendation, unless the Parties agree otherwise. Should either of the Parties fail to obtain such a quote within the stipulated time then the quote duly obtained by the other Party shall be the sole basis for the estimate of the direct repair costs. The Sellers may not tender Notice of Readiness prior to such estimate having been established.

(iii)
If the Vessel is to be drydocked pursuant to Clause 6(a) (ii) and no suitable dry-docking facilities are available at the port of delivery, the Sellers shall take the Vessel to a port where suitable drydocking facilities are available, whether within or outside the delivery range as per Clause 5(a). Once the drydocking has taken place the Sellers shall deliver the Vessel at a port within the delivery range as per Clause 5(a) which shall, for the purpose of this Clause, become the new port of delivery. In such event the Cancelling Date shall be extended by the additional time required for the drydocking and extra steaming, but limited to a maximum of fourteen (14) days.

~~(b)~~
~~*The Seller shall place the Vessel in drydock at the port of delivery for inspection by the Classification Society of the Vessel’s underwater parts below the deepest load line, the extent of the inspection being in accordance with the Classification Society’s rules. If the rudder, propeller, bottom or other underwater parts below the deepest loadline are found broken,  damaged or defective so as to affect the Vessel’s class, such defects shall be made good at the  Sellers’ cost and expense to the satisfaction of the Classification Society without condition/recommendation**. In such event the Sellers are also to pay for the costs and expenses in connection with putting the Vessel in and taking her out of drydock, including the  drydock dues and the Classification Society’s fees. The Sellers shall also pay for these costs and expenses if parts of the tailshaft system are condemned or found defective or broken so as  to affect the Vessel’s class. In all other cases, the Buyers shall pay the aforesaid costs and expenses, dues and fees.~~

(c)	If the Vessel is drydocked pursuant to Clause 6(a) (ii) ~~or 6(b)~~ above:

(i)
The Classification Society may require survey of the tailshaft system, the extent of the survey being to the satisfaction of the Classification Society surveyor. If such survey is not required by the Classification Society, the Buyers shall have the option to require the tailshaft to be drawn and surveyed by the Classification Society, the extent of the survey being in accordance with the Classification Society’s rules for tailshaft survey and consistent with the current stage of the Vessel’s survey cycle. The Buyers shall declare whether they require the tailshaft to be drawn and surveyed not later than by the completion of the inspection by the Classification Society. The drawing and refitting of the tailshaft shall be arranged by the Sellers. Should any parts of the tailshaft system be condemned or found defective so as to affect the Vessel’s class, those parts shall be renewed or made good at the Sellers’ costs and expense to the satisfaction of the Classification Society without condition/recommendation.**

(ii)
~~The costs and expenses relating to the survey of the tailshaft system shall be borne by The Buyers unless the Classification Society requires such survey to be carried out or if parts of the system are condemned or found defective or broken so as to affect the  Vessel’s class, in which case the Sellers shall pay these costs and expenses.~~

(iii)	The Buyers’ representative(s) shall have the right to be present in the drydock, as observer(s) only without interfering with the work or decisions of the Classification Society surveyor.

(iv)
The Buyers shall have the right to have the underwater parts of the Vessel cleaned and painted at their risk, cost and expense without interfering with the Sellers’ or the Classification Society surveyor’s work, if any, and without affecting the Vessel’s timely delivery. If, however, the Buyers’ work in drydock is still in progress when the Sellers have completed the work which the Sellers are required to do, the additional docking time needed to complete the Buyers’ work shall be for the Buyer’s risk, cost and expense. In the event that the Buyers’ work requires such additional time, the Sellers may upon completion of the Sellers’ work tender Notice of Readiness for delivery whilst the Vessel is still in drydock and, notwithstanding Clause 5(a), the Buyers shall be obliged to take delivery in accordance with Clause 3 (Payment), whether the Vessel is in drydock or not.

*6(a) and 6(b) are alternatives; delete whichever is not applicable. In the absence of deletions, alternative 6(a) shall apply.

**Notes or memoranda, if any, in the surveyor’s report which are accepted by the Classification Society without condition/recommendation are not to be taken into account.

7.	Spares/bunkers, etc.

The Sellers shall deliver the Vessel to the Buyers with everything belonging to her on board ~~and on shore~~. All spare parts and spare equipment including spare tail-end shaft(s) and/or spare propeller(s)/propeller blade(s), if any, belonging to the Vessel at the time of inspection used or unused, whether on board or not shall become the Buyers’ property, but spares on order are to be excluded. Forwarding charges, if any, shall be for the Buyers’ account. The Sellers are not required to replace spare parts including spare tail-end shaft(s) and spare propeller(s)/propeller blade(s) which are taken out of spare and used as replacement prior to delivery, but the replaced items shall be the property of the Buyers. Unused stores and provisions shall be included in the sale and be taken over by the Buyers without extra payment. Library and forms exclusively for use in the Sellers’ vessel(s) and captain’s, officers’ and crew’s personal belongings including the slop chest are excluded from the sale without compensation, as well as the following additional items: .......... ~~(include list)~~ as per the Annex I enclosed herewith. Items on board which are on hire or owned by third parties, listed as follows, are excluded from the sale without compensation: as per the Annex I enclosed herewith ..........   ~~(include list)~~. Items on board at the time of inspection which are on hire or owned by third parties, not listed above, shall be replaced or procured by the Sellers prior to delivery at their cost and expense. The Buyers shall take over remaining bunkers, and unused lubricating oils and hydraulic oils and Greases in storage tanks and unopened drums remaining onboard at delivery and pay ~~either~~:

(a) *the actual net price (excluding barging expenses) as evidenced by invoices or vouchers; ~~or~~

~~(b) * the current net market price (excluding barging expenses) at the port and date of delivery of the Vessel or, if unavailable, at the nearest bunkering port. for the quantities taken over.~~

Bunkers, lubricating oils, hydraulic oils and greases on board the Vessel shall be jointly measured by the Buyers’ and Sellers’ representatives on board not earlier than 3 (three) days and no later than one (1) day prior to the expected date of delivery. The quantities so measured with deduction of the estimated quantities to be consumed until the expected date of delivery, to be mutually agreed by the Parties’ respective representatives, shall be referred for pre-positioning the balance money as per clause 3. On the date of delivery, the final quantities on board the Vessel shall be determined by a joint-survey by Buyers and Sellers representative basis which the balance money will be released to the Sellers.

Payment under this Clause shall be made at the same time and place and in the same currency as the Purchase Price.

“Inspection” in this Clause 7, shall mean the Buyers’ inspection according to Clause 4(a) or 4(b) (Inspection), if applicable. If the Vessel is taken over without inspection, the date of this Agreement shall be the relevant date.

*(a) and (b) are alternatives, delete whichever is not applicable. In the absence of deletions alternative (a) shall apply.

8.	Documentation

The place of closing: Virtual attendance of Parties’ representatives as agreed between the Parties.

~~(a)~~
In exchange for payment of the Purchase Price the Sellers shall furnish the Buyers with the ~~following~~ delivery documents required for the registration and the transfer of title of the Vessel. A list of these documents is to be agreed as soon as possible after this Agreement has been reached / signed and shall be incorporated into this Agreement in the form of an addendum. Agreement on the list of documents not to delay the signing of this Agreement:

~~(i)~~
~~Legal Bill(s) of Sale , in a form recordable in the Buyers’ Nominated Flag State, transferring title of the Vessel and stating that the Vessel is free from all mortgages, encumbrances and maritime liens or any other debts whatsoever, duly notarially attested and  legalised or apostilled, as required by the Buyers’ Nominated Flag State;~~

~~(ii)~~	~~Evidence that all necessary corporate, shareholder and other action has been taken by the Sellers to authorise the execution, delivery and performance of this Agreement;~~

~~(iii)~~
~~Power of Attorney of the Sellers appointing one or more representatives to act on behalf of the Sellers in the performance of this Agreement, duly notarially attested and legalised or apostilled (as appropriate);~~

~~(iv)~~
~~Certificate or Transcript of registry issued by the competent authorities of the flag state  on the date of delivery evidencing the Sellers’ ownership of the Vessel and that the Vessel is free from registered encumbrances and mortgages, to be faxed or e-mailed by such authority to the closing meeting with the original to be sent to the Buyers as soon as possible after delivery of the Vessel;~~

~~(v)~~
~~Declaration of Class or (depending on the Classification Society) a Class Maintenance Certificate issued within three (3) Banking Days prior to delivery confirming that the Vessel is in Class free of condition/recommendation;~~

~~(vi)~~
~~Certificate of Deletion of the Vessel from the Vessel’s registry or other official evidence of  deletion appropriate to the Vessel’s registry at the time of delivery, or, in the event that the registry does not as a matter of practice issue such documentation immediately, a written undertaking by the Sellers to effect deletion from the Vessel’s registry forthwith and provide a certificate or other official evidence of deletion to the Buyers promptly and latest within four (4) weeks after the Purchase Price has been paid and the Vessel has been delivered;~~

~~(vii)~~
~~A copy of the Vessel’s Continuous Synopsis Record certifying the date on which the  Vessel ceased to be registered with the Vessel’s registry, or, in the event that the registry does not as a matter of practice issue such certificate immediately, a written undertaking from the Sellers to provide the copy of this certificate promptly upon it being issued together with evidence of submission by the Sellers of a duly executed Form 2 stating the date on which the Vessel shall cease to be registered with the Vessel’s registry;~~

~~(viii)~~	~~Commercial Invoice for the Vessel;~~

~~(ix)~~	~~Commercial invoice(s) for bunkers, lubricating and hydraulic oils and greases;~~

~~(x)~~	~~A copy of the Sellers’ letter to their satellite communication provider canceling the Vessel’s communications contract which is to be sent immediately after delivery of the Vessel;~~

~~(xi)~~
~~Any additional documents as may reasonably be required by the competent authorities of  the Buyers’ Nominated Flag State for the purpose of registering the Vessel, provided the Buyers notify the Sellers of any such documents as soon as possible after the date of this Agreement; and~~

~~(xii)~~	~~The Sellers’ letter of confirmation that to the best of their knowledge, the Vessel is not black listed by any nation or international organization~~

(b)	~~At the time of delivery the Buyers shall provide the Sellers with:~~

~~(i)~~	~~Evidence that all necessary corporate, shareholder and other action has been taken by the Buyers to authorise the execution, delivery and performance of this Agreement; and~~

~~(ii)~~
~~Power of Attorney of the Buyers appointing one or more representatives to act on behalf of the Buyers in the performance of this Agreement, duly notarially attested and legalized or apositilled (as appropriate).~~

(c)
If any of the documents listed in Sub-clauses (a) and (b) above are not in the English language they shall be accompanied by an English translation by an authorized translator or certified by a lawyer qualified to practice in the country of the translated language.

(d)
The Parties shall to the extent possible exchange copies, drafts or samples of the documents listed in Sub-clause (a) and Sub-clause (b) above for review and comment by the other party not later than ……… (state number of days), or if left blank, nine (9) days prior to the Vessel’s intended date of readiness for delivery as notified by the Sellers pursuant to Clause 5(b) of this Agreement.

(e)
Concurrent with the exchange of documents in Sub-clause (a) and Sub-clause (b) above, the Sellers shall also hand to the Buyers the classification certificate(s) as well as all plans, drawings and manuals, (excluding ISM/ISPS manuals), which are on board the Vessel. Other certificates which are on board the Vessel shall also be handed over to the Buyers unless the Sellers are required to retain same, in which case the Buyers have the right to take copies.

(f)
Other technical documentation which may be in the Sellers’ possession shall promptly after delivery be forwarded to the Buyers at their expense, if they so request. The Sellers may keep the Vessel’s log books (to be in place for the last six (6) months) but the Buyers have the right to take copies of same.

(g)	The Parties shall sign and deliver to each other a Protocol of Delivery and Acceptance confirming the date and time of delivery of the Vessel from the Sellers to the Buyers.

9.	Encumbrances

The Sellers warrant that the Vessel, at the time of delivery, is free from all charters, encumbrances, mortgages ~~and~~, maritime liens, taxes, claims or any other debts whatsoever, and is not subject to Port State or other administrative detentions. The Sellers hereby undertake to indemnify the Buyers against all consequences of claims made against the Vessel which have been incurred prior to the time of delivery or arose out of or with respect to events occurred prior to the time of delivery.

10.	Taxes, fees and expenses

Any taxes, fees and expenses in connection with the purchase and registration under the Buyers’ flag shall be for the Buyers’ account, whereas similar charges in connection with the closing of the Sellers’ register shall be for the Sellers’ account.

11.	Condition on delivery

The Vessel with everything belonging to her shall be at the Sellers’ risk and expense until she is delivered to the Buyers, but subject to the terms and conditions of this Agreement she shall be delivered and taken over as she was at the time of inspection, fair wear and tear excepted. However, the Vessel shall be delivered free of cargo and free of stowaways with her Class maintained without condition/recommendation*, free of average damage affecting the Vessel’s Class, and with her classification certificates and national certificates, as well as all other certificates the Vessel had at the time of inspection, valid and unextended without condition/recommendation* by the Classification Society or the relevant authorities at the time of delivery.

“inspection” in this Clause 11, shall mean the Buyers’ inspection according to Clause 4(a) or 4(b) (Inspection), if applicable. If the Vessel is taken over without inspection, the date of this Agreement shall be the relevant date.

“Notes and memoranda, if any, in the surveyor’s report which are accepted by the Classification Society without condition/recommendation are not to be taken into account.

12.	Name/markings

Upon delivery the Buyers undertake to change the name of the Vessel and alter funnel markings.

13.	Buyers’ default

Should the Deposit not be lodged in accordance with Clause 2 (Deposit), the Sellers have the right to cancel this Agreement, and they shall be entitled to claim compensation for their losses and for all expenses incurred together with interest. Should the Purchase Price not be paid in accordance with Clause 3 (Payment), the Sellers have the right to cancel this Agreement, in which case the Deposit together with interest earned, if any, shall be released to the Sellers. If the Deposit does not cover their loss, the Sellers shall be entitled to claim further compensation for their losses and for all expenses incurred together with interest.

14.	Sellers’ default

Should the Sellers fail to give Notice of Readiness in accordance with Clause 5 (b) or fail to be ready to validly complete a legal transfer by the Cancelling Date the Buyers shall have the option of cancelling this Agreement. If after Notice of Readiness has been given but before the Buyers have taken delivery, the Vessel ceases to be physically ready for delivery and is not made physically ready again by the Cancelling Date and new Notice of Readiness given, the Buyers shall retain their option to cancel. In the event that the Buyers elect to cancel this Agreement, the Deposit together with interest earned, if any, shall be released to them immediately. Should the Sellers fail to give Notice of Readiness by the Cancelling Date or fail to be ready to validly complete a legal transfer as aforesaid they shall make due compensation to the Buyers for their loss and for all expenses together with interest if their failure is due to proven negligence and whether or not the Buyers cancel this Agreement.

15.	Buyers’ representatives

After this Agreement has been signed by the Parties and the Deposit has been lodged, the Buyers have the right to place two (2) representatives on board the Vessel at their sole risk and Expense. The Buyers shall pay to the Sellers at the time of delivery US$20/day/person as victualing/accommodation fee and the Buyers shall also pay to the Sellers other expenses borne by the Buyers’ representatives at the time of delivery/closing. These representatives are on board for the purpose of familiarisation and in the capacity of observers only, and they shall not interfere in any respect with the operation of the Vessel. The Buyers and the Buyers’ representatives shall sign the Sellers’ P&I Club’s standard letter of indemnity prior to their embarkation.

16.	Law and Arbitration

(a) This Agreement shall be governed by and construed in accordance with English law and any dispute arising out of or in connection with this Agreement shall be referred to arbitration in London in accordance with the Arbitration Act 1996 or any statutory modification or re- enactment thereof save to the extent necessary to give effect to the provisions of this Clause. The arbitration shall be conducted in accordance with the London Maritime Arbitrators Association (LMAA) terms current at the time when the arbitration proceedings are commenced. The reference shall be to three arbitrators. A party wishing to refer a dispute to arbitration shall appoint its arbitrator and send notice of such appointment in writing to the other party requiring the other party to appoint its own arbitrator within fourteen (14) calendar days of that notice and stating that it will appoint its arbitrator as sole arbitrator unless the other party appoints its own arbitrator and gives notice that it has done so within the fourteen (14) days specified. If the other party does not appoint its own arbitrator and give notice that it has done so within the fourteen (14) days specified, the party referring the dispute to arbitration may, without the requirement of any further prior notice to the other party, appoint its arbitrator as solerbitrator and shall advise the other party accordingly. The award of a sole arbitrator shall be binding on both Parties as if the sole arbitrator had been appointed by agreement. In cases where neither the claim nor any counterclaim exceeds the sum of US$100,000 the arbitration shall be conducted in accordance with the LMAA Small Claims Procedure current at the time when the arbitration proceedings are commenced.

~~(b) *This Agreement shall be governed by and construed in accordance with Title 9 of the United States Code and the substantive law (not including the choice of law rules) of the State of New York and any dispute arising out of or in connection with this Agreement shall be referred to three (3) persons at New York, one to be appointed by each of the parties hereto, and the third by the two so chosen; their decision or that of any two of them shall be final, and for the purposes of enforcing any award, judgment may be entered on an award by any court of competent jurisdiction. The proceedings shall be conducted in accordance with the rules of the Society of Maritime Arbitrators, Inc.~~

~~In cases where neither the claim nor any counterclaim exceeds the sum of US$100,000 the arbitration shall be conducted in accordance with the Shortened Arbitration Procedure of the Society of Maritime Arbitrators, Inc.~~

 ~~(c) This Agreement shall be governed by and construed in accordance with the laws of …………….. (state place ) and any dispute arising out of or in connection with this Agreement shall be  referred to arbitration at~~ …………….. ~~(state place), subject to the procedures applicable there.~~

*16(a),16(b) and 16(c) are alternatives; delete whichever is not applicable. In the absence of deletions, alternative 16(a) shall apply.

17.	Notices

All notices to be provided under this Agreement shall be in writing.
Contact details for recipients of notices are as follows:

For the Buyers:

c/o 154 Vouliagmenis Avenue

166 74 Glyfada, Athens, Greece

Attn.: Legal Department

Facsimile: +30 210 96 38 404

E-mail: legal@seanergy.gr

For the Sellers:

c/o PT Kroll Consulting Indonesia

World Trade Centre 2, 9th Floor

Jl. Jend. Sudirman Kav. 29 – 31, Jakarta 12920, Indonesia

Attn.: Director

Email: dl.bull.working.group@kroll.com

18.	Entire Agreement

The written terms of this Agreement comprise the entire agreement between the Buyers and the Sellers in relation to the sale and purchase of the Vessel and supersede all previous agreements whether oral or written between the Parties in relation hereto. Each of the Parties acknowledges that in entering into this Agreement it has not relied on and shall have no right or remedy in respect of any statement, representation, assurance or warranty (whether or not made negligently) other than as is expressly set out in this Agreement. Any terms implied into this Agreement by an applicable statute or law are hereby excluded to the extent that such exclusion can be legally made. Nothing in this Clause shall limit or exclude any liability for fraud.

19	Confidentiality

These negotiations and any subsequent agreement to be kept private and confidential by all parties involved except for disclosures required in connection with the processing of this transaction (including but not limited to disclosures to the Parties’ financiers, auditors, legal counsels) or as required by flag or stock exchange regulations or for business prospects for the Vessel. Despite the efforts of the Parties, if details of the sale become known or reported on the market neither the Sellers nor the Buyers are to have the right to withdraw from the sale or to fail to fulfil all their obligations under the agreed contract.

20	Sanction Clause

Each of the Buyers and the Sellers confirm that they do not do business with, and are not located in, any nation subject to broad-based sanctions by the United Nations and / or the European Union and/or Canada and/ or the United States of America (including but not limited to the sanctions by the United States Department of the Treasury’s Office of Foreign Asset Control (OFAC) (collectively, “Sanctions Authorities”), including Iran, North Korea, Cuba, Russia or Syria. Each of the Buyers and the Sellers further confirms that neither they nor any of their affiliates, owners, officers, directors, or employees are sanctioned (“Sanctioned Entity”) pursuant to OFAC’s Specially Designated Nationals List (“SDN List”) or any other sanctions list of any Sanctions Authority. Each of the Buyers and the Sellers further confirms that neither they nor any of their affiliates are owned or controlled 50 per cent or more in the aggregate by companies and/or individuals sanctions under the SND list or any other sanctions list of any sanctions authority.

Each of the Buyers and the Sellers further confirms that they shall indemnify and compensate the other for any consequential costs and/or damages to the other arising out of their failure to comply with this clause. Each of the Buyers and the Sellers confirms that within the past five(5) years none of its respective owners, officers, directors, or employees are or have been (a) involved in any prior, pending or threatened enforcement investigation or proceeding regarding any actual, alleged or possible non- compliance with sanctions, anti-terrorism, anti- bribery/corruption, fraud, or anti- money laundering laws and regulations or (b) the subject of or provided any voluntary self-disclosure, or any prior disclosure or other submission to any government agency in connection with questions or concerns associated with actual, alledged or possible non-compliance with sanctions , anti-terrorism, anti- bribery/corruption, fraud, or anti-money laundering laws and regulations. Also Sellers covenants, represents and warrants that the Vessel has not been used by Sellers in support of or for the benefit of any person, entity or country subject to blocking or asset freeze sanctions under the laws and regulations of sanctions authorities, as that term is defined in the clause.

The Sellers and Buyers, warrant, represent and undertake on a continuing basis:

(a)
That neither the Sellers nor Buyers; nor any person, entity or body on whose behalf or under whose direction the Sellers or Buyers act, or who they assist, or who directly or indirectly owns or controls the Sellers or Buyers; nor any person, entity or body who the Sellers or Buyers may nominate to facilitate any aspect of this transaction are or will be individual(s) or entity/(ies) designated pursuant to any national, international or supranational law or regulation imposing trade and economic sanctions, prohibitions or restrictions (a sanctioned entity);

(b)	Sellers and Buyers undertake that they are acting, and shall act, always in their own name and for their own account, and are not acting on behalf of any sanctioned entity;

(c)
the Sellers and Buyers shall notify the Buyers other party immediately if they, or any person, entity or body on whose behalf or under whose direction they act, or who they assist, or who owns or controls the Sellers or Buyers, or any person who the Sellers or Buyers may nominate to facilitate any aspect of this transaction, become a sanctioned entity, and will provide any information the other party reasonably request; and

(d)
the Sellers confirm that to the best of the Sellers’ knowledge the Vessel is not blacklisted by any national or international organization, sanctioned, or designated pursuant to any national,or international law or regulation.

No act or omission of either party shall at any time constitute a waiver of this provision; and the warranties, representations and undertakings contained in this provision are deemed repeated and remain in effect before delivery and for a period of one (1) year after delivery.

21	COVID Clause:

Notwithstanding Clause 5 above,

(a)
should the physical and/or documentary delivery and/or the underwater inspection (under Clause 6) and/or the drydocking (under Clause 6) of the Vessel become impossible due to an official prohibition or restriction imposed due to Coronavirus Disease 2019 (COVID-19) or

(b)
should the Vessel be recommended or instructed against by a competent authority, prohibited, banned or otherwise prevented in any manner from entry to a place nominated by the Sellers as a delivery place to the Buyers in connection with or arising out of the Coronavirus Disease 2019 (COVID-19) or

(c)
should the Buyer’s proposed crew be recommended or instructed against by a competent authority or otherwise prevented in any manner from entry into the country / port nominated by the Sellers, as the delivery place or

(d)	should the Sellers’ crew be instructed against by a competent authority or otherwise prevented in any manner from disembarking the Vessel at the port nominated by the Sellers as the delivery place or

(e)
if the Vessel is otherwise prevented in any way from becoming ready for delivery at the nominated delivery place by any authority of such place in connection with Coronavirus Disease 2019 (COVID-19), then the Sellers and Buyers shall mutually agree to nominate an alternate place of delivery close to the delivery range stated in Clause 5.

In case the new delivery date nominated by Sellers is later than the ~~c~~Cancelling ~~d~~Date, Buyers shall accept a delay of the delivery time which shall be determined basis direct sailing passage time to reach the alternate place of delivery and not exceeding thirty (30) days from the Cancelling Date without any liability of Sellers. Buyers and Sellers may mutually agree to cancel this Agreement if the Vessel cannot be delivered after above mentioned thirty (30) days extension due to aforesaid restrictions related to COVID-19 without any liability of Buyers and Sellers under aforesaid clauses and in such an event the Deposit if paid by the Buyer to the Seller shall be returned immediately to the Buyer. The cost of bunkers consumed for the shifting to the alternate place of delivery to be shared equally between the Sellers and the Buyers. All other costs to be for the Sellers’ account.

However, the Buyers and Sellers shall ensure necessary arrangements for crew are made well in advance without any delay in complying with the norms/protocols issued at the place of delivery causing delay in takeover.

For and on behalf of the Sellers	For and on behalf of the Buyers

/s/ Benjamin John Crilly	/s/ Stamatios Tsantanis

Name: Benjamin John Crilly	Name: Stamatios Tsantanis

Title: Director	Title: Director / President

Norwegian Shipbrokers’ Association’s Memorandum of Agreement for sale and purchase of ships. Adopted by BIMCO in 1956. Code-name SALEFORM 2012 Revised 1966. 1983 and 1986/87, 1993 and 2012.

MEMORANDUM OF AGREEMENT

Dated: 11th July 2022

Timberwolf Maritime Ltd, Trust Company Complex, Ajeltake Road, Ajeltake Islands, Majuro, Marshall Islands MH 96960, IMO No. 6141169 (Name of sellers), hereinafter called the “Sellers”, have agreed to sell, and

Epanastasea Maritime Co., Trust Company Complex, Ajeltake Road, Ajeltake Islands, Majuro, Marshall Islands MH 96960 (Name of buyers) hereinafter called the “Buyers”, have agreed to buy

Name of vessel: TIMBERWOLF

IMO Number: 9319686

Classification Society/Class: Lloyd’s Register

Class Notation: +100A1 Double Hull Oil Tanker, ESP, ShipRight, (FDA,SDA,CM), *IWS, SPM, LI, +LMC IGS, UMS, Shipright (SCM, MSPS), COW, SBT(LR) ,PL(LR) Part higher tensile steel, Shipright (IHM-EU+).

Year of Build: 2008	Builder/Yard: Dalian New Shipbuilding Yard

Flag: Marshall Islands	Place of Registration: Majuro	GT/NT: 61,724/ 32,726

hereinafter called the “Vessel”, on the following terms and conditions:

Definitions

“Banking days” are days on which banks are open both in the country of the currency stipulated for the Purchase Price in Clause 1 (Purchase Price) and in the place of closing stipulated in Clause 8 (Documentation) and New York – NY, London – England, Majuro -Republic of the Marshall Islands and Athens- Greece ~~(add additional jurisdictions as appropriate)~~.

“Buyers’ Nominated Flag State” means the Republic of the Marshall Islands.

“Class” means the class notation referred to above.

“Classification Society” means the Society referred to above.

“Deposit” shall have the meaning given in Clause 2 (Deposit)

“Deposit Holder” means Watson Farley & Williams, 5th Floor, Building B, 348 Syngrou Avenue, Kallithea, Athina, 176 74, Greece (Athens office) ~~(state name and location of Deposit Holder) or, if left  blank, the Sellers’ Bank~~, which shall hold and release the Deposit and the Balance Price and the Charges in accordance with this Agreement and the relevant escrow agreement(s).

“In writing” or “written” means a letter handed over from the Sellers to the Buyers or vice versa, a registered letter, email or telefax.

“Parties” means the Sellers and the Buyers.

“Purchase Price” means the price for the Vessel as stated in Clause 1 (Purchase Price)

“Sellers’ Account” means USD Account No.: 0102822174, SWIFT Code: SCBLSG22XXX, Beneficiary Account Name: Timberwolf Maritime Limited, (state details of bank account) at the Sellers’ Bank.

“Sellers’ Bank” means Standard Chartered Bank (Singapore) Limited, Branch: Battery Road Branch, Singapore, with Correspondence Bank: Standard Chartered Bank, New York, USA - SWIFT Code: SCBLUS33 (state name of bank, branch and details) ~~or, if left blank, the bank notified by the Sellers to the Buyers~~ for receipt of the balance of the Purchase Price.

1.	Purchase Price

The Purchase price is USD 20,000,000 only (United States Dollars Twenty Million only) (state currency and amount both in words and figures).

2.	Deposit

As security for the correct fulfilment of this Agreement the Buyers shall lodge a deposit of ~~% (per cent) or, if left blank,~~ 10% (ten per cent), of the Purchase Price (the “Deposit”) in an escrow account ~~for the parties~~ with the Deposit Holder within three (3) Banking Days after the date that:

(i)	this Agreement has been signed by the Parties and exchanged in original or by e-mail or telefax; and

(ii)	the Deposit Holder has confirmed in writing to the Parties that the account has been ~~O~~opened and is ready to receive funds;

The Deposit shall be held by the Deposit Holder on behalf of the Parties and only be released in accordance with joint written instructions of the Parties. ~~Interest, if any, shall be credited to the Buyers.~~ Any fee charged for holding and releasing the Deposit shall be borne equally by the Parties. The Parties shall provide to the Deposit Holder all necessary documentation to open and maintain the account without delay.

Both Sellers and Buyers shall comply with the anti-money laudering laws and regulations of the countries in which the banks and the Deposit Holder are located.

3.	Payment

The Purchase Price of the Vessel and all other sums payable. ~~O~~on delivery by the Buyers to the Sellers under this Agreement, shall be paid as follows on delivery of the Vessel, but in any case not later than three (3) Banking Days after the date that Notice of Readiness has been given in accordance with Clause 5 (Time and place of delivery and notices) and in exchange for the agreed documentation pursuant to Clause 8 of this Agreement and against presentation of the Protocol of Delivery and Acceptance duly signed by the Sellers and the Buyers:

(i)	the Deposit shall be released to the Sellers; and

(ii)
The 90% balance of the Purchase Price (the “Balance Price”) and all other sums payable on delivery by the Buyers to the Sellers under this Agreement shall be ~~paid~~released in full free of bank charges to the Sellers’ Account.

The Buyers shall remit the Balance Price including the value of the estimated bunker and lubricating oils remaining on board at the time of delivery and any other charges and money whatsoever to be paid by the Buyers to the Sellers in accordance with this Agreement (the “Charges”) by payment to the Deposit Holder at least one (1) Banking day prior to the Vessel’s delivery and the Buyers shall provide a swift copy evidencing such payment and the Deposit Holder will confirm the actual receipt of funds. The Balance Price and the Charges to be held on Buyers’ sole behalf and at Buyers’ sole release instructions. The Deposit shall be released to the Sellers in full against and upon the Sellers’ and Buyers’ joint written instructions to the Deposit Holder and the Balance Price and the Charges shall be released to the Sellers in full against and upon the written instructions of the Buyers to the Deposit Holder, together with presentation to the Deposit Holder of the copy of the Protocol of Delivery and Acceptance duly signed by both the Sellers’ and the Buyers’ authorized representatives. Any surplus amount to be immediately released to the Buyers’ account.

Payment of the Purchase Price shall be settled by the Buyers by:

(i)	the Buyers procuring the repayment to the lenders of the Sellers of a proportion of debt that is secured against the Vessel (the relevant amount being the “Sellers’ Debt”); plus

(ii)	paying to the Sellers an amount equal to the Purchase Price less the Sellers’ Debt in cash in accordance with this Clause 3.

4.	Inspection

(a) *The Buyers have ~~inspected~~waived the inspection and accepted the Vessel’s classification records. The Buyers ~~have also inspected the Vessel at/in          (state place) on          (state date) and~~ have accepted the Vessel and the Vessel’s classification records~~following this inspection~~ and the sale is outright and definite, subject only to the terms and conditions of this Agreement.

~~(b) *The Buyers shall have the right to inspect the Vessel’s classification records and declare whether same are accepted or not within     (state date/period) The Sellers shall make the Vessel available for inspection at/in (state place/range) within~~ ....... ~~(state date/period).~~

~~The Buyers shall undertake the inspection without undue delay to the Vessel. Should the Buyers cause undue delay they shall compensate the Sellers for the losses thereby incurred.~~

~~The Buyers shall inspect the Vessel without opening up and without cost to the Sellers. During the inspection, the Vessel’s deck and engine log books shall be made available for examination by the Buyers.~~

~~The sale shall become outright and definite, subject only to the terms and conditions of this Agreement, provided that the Sellers receive written notice of acceptance of the Vessel from the Buyers within seventy-two (72) hours after completion of such inspection or after the Date/last day of the period stated in Line 59, whichever is the earlier. Should the Buyers fail to undertake the inspection as scheduled and/or notice of acceptance of the Vessel’s classification records and/or of the Vessel not be received by the Sellers as aforesaid, the Deposit together with interest earned, if any, shall be released immediately to the Buyers, whereafter this Agreement shall be null and void.~~

~~*4 (a) and 4(b) are alternatives; delete whichever is not applicable. In the absence of deletions, alternative 4(a) shall apply.~~

5.	Time and place of delivery and notices

(a) The Vessel shall be delivered and taken over safely afloat at a safe and accessible berth or anchorage ~~at/in~~ worldwide (state place/range), in the Sellers’ option. Notice of Readiness shall not be tendered before: 1st August 2022 (date) Cancelling Date (see Clauses 5(c), 6(a)(iii) and 14: 16th August 2022

(b) The Sellers shall keep the Buyers well informed of the Vessel’s itinerary and shall provide the Buyers with twenty (20), fifteen (15) days’ approximate and ten (10), five (5) ~~and~~ three (3), two (2) and one (1) days’ firm notice of the date the Sellers intend to tender Notice of Readiness and of the intended place of delivery. When the Vessel is at the place of delivery and physically ready for delivery in accordance with this Agreement, the Sellers shall give the Buyers a written Notice of Readiness for delivery.

(c) If the Sellers anticipate that, notwithstanding the exercise of due diligence by them, the Vessel will not be ready for delivery by the Cancelling Date they may notify the Buyers in writing stating the date when they anticipate that the Vessel will be ready for delivery and proposing a new Cancelling Date. Upon receipt of such notification the Buyers shall have the option of either cancelling this Agreement in accordance with Clause 14 (Sellers’ Default) within three (3) Banking Days of receipt of the notice or of accepting the new date as the new Cancelling Date.

If the Buyers have not declared their option within three (3) Banking Days of receipt of the Sellers’ notification or if the Buyers accept the new date, the date proposed in the Sellers’ notification shall be deemed to be the new Cancelling Date and shall be substituted for the Cancelling Date stipulated in line 79.

If this Agreement is maintained with the new Cancelling Date all other terms and conditions hereof including those contained in Clauses 5 (b) and 5 (d) shall remain unaltered and in full force and effect.

(d) Cancellation, failure to cancel or acceptance of the new Cancelling Date shall be entirely without prejudice to any claim for damages the Buyers may have under Clause 14 (Sellers’ Default) for the Vessel not being ready by the original Cancelling Date.

(e) Should the Vessel become an actual, constructive or compromised total loss before delivery the Deposit ~~together with interest earned, if any,~~ shall be released immediately to the Buyers whereafter this Agreement shall be null and void.

6.	Divers Inspection / Drydocking

(a)*

(i)
The Buyers shall have the option at their cost and expense to arrange for an underwater inspection by a diver approved by the Classification Society prior to the delivery of the Vessel. Such option shall be declared latest nine (9) days prior to the Vessel’s intended date of readiness for delivery as notified by the Sellers pursuant to Clause 5(b) of this Agreement. The Sellers shall at their cost and expense make the Vessel available for such inspection. This inspection shall be carried out without undue delay and in the presence of a Classification Society surveyor arranged for by the Sellers and paid for by the Buyers. The Buyers’ representative(s) shall have the right to be present at the diver’s inspection as observer(s) only without interfering with the work or decisions of the Classification Society surveyor. The extent of the inspection and the conditions under which it is performed shall be to the satisfaction of the Classification Society. If the conditions at the place of delivery are unsuitable for such inspection, the Sellers shall at their cost and expense make the Vessel available at a suitable alternative place near to the delivery port, in which event the Cancelling Date shall be extended by the additional time required for such positioning and the subsequent re-positioning. The Sellers may not tender Notice of Readiness prior to completion of the underwater inspection.

(ii)
If the rudder, propeller, bottom or other underwater parts below the deepest loadline are found broken, damaged or defective so as to affect the Vessel’s class, then (1) unless repairs can be carried out afloat to the satisfaction of the Classification Society, the Sellers shall arrange for the Vessel to be drydocked at their expense for inspection by the Classification Society of the Vessel’s underwater parts below the deepest loadline, the extent of the inspection being in accordance with the Classification Society’s rules (2) such defects shall be made good by the Sellers at their cost and expense to the satisfaction of the Classification Society without condition/recommendation** and (3) the Sellers shall pay for the underwater inspection and the Classification Society’s attendance.

Notwithstanding anything to the contrary in this Agreement, if the Classification Society do not require the aforementioned defects to be rectified before the next class drydocking survey, the Sellers shall be entitled to deliver the Vessel with these defects against a deduction from the Purchase Price of the estimated direct cost (of labour and materials) of carrying out the repairs to the satisfaction of the Classification Society, whereafter the Buyers shall have no further rights whatsoever in respect of the defects and/or repairs. The estimated direct cost of the repairs shall be the average of quotes for the repair work obtained from two reputable independent shipyards at or in the vicinity of the port of delivery, one to be obtained by each of the Parties within two (2) Banking Days from the date of the imposition of the condition/recommendation, unless the Parties agree otherwise. Should either of the Parties fail to obtain such a quote within the stipulated time then the quote duly obtained by the other Party shall be the sole basis for the estimate of the direct repair costs. The Sellers may not tender Notice of Readiness prior to such estimate having been established.

(iii)
If the Vessel is to be drydocked pursuant to Clause 6(a) (ii) and no suitable dry-docking facilities are available at the port of delivery, the Sellers shall take the Vessel to a port where suitable drydocking facilities are available, whether within or outside the delivery range as per Clause 5(a). Once the drydocking has taken place the Sellers shall deliver the Vessel at a port within the delivery range as per Clause 5(a) which shall, for the purpose of this Clause, become the new port of delivery. In such event the Cancelling Date shall be extended by the additional time required for the drydocking and extra steaming, but limited to a maximum of fourteen (14) days.

~~(b)~~
~~*The Seller shall place the Vessel in drydock at the port of delivery for inspection by the  Classification Society of the Vessel’s underwater parts below the deepest load line, the extent of the inspection being in accordance with the Classification Society’s rules. If the rudder, propeller, bottom or other underwater parts below the deepest loadline are found broken,  damaged or defective so as to affect the Vessel’s class, such defects shall be made good at the  Sellers’ cost and expense to the satisfaction of the Classification Society without condition/recommendation**. In such event the Sellers are also to pay for the costs and expenses in connection with putting the Vessel in and taking her out of drydock, including the  drydock dues and the Classification Society’s fees. The Sellers shall also pay for these costs and expenses if parts of the tailshaft system are condemned or found defective or broken so as to affect the Vessel’s class. In all other cases, the Buyers shall pay the aforesaid costs and expenses, dues and fees.~~

(c)	If the Vessel is drydocked pursuant to Clause 6(a) (ii) ~~or 6(b)~~ above:

(i)
The Classification Society may require survey of the tailshaft system, the extent of the survey being to the satisfaction of the Classification Society surveyor. If such survey is not required by the Classification Society, the Buyers shall have the option to require the tailshaft to be drawn and surveyed by the Classification Society, the extent of the survey being in accordance with the Classification Society’s rules for tailshaft survey and consistent with the current stage of the Vessel’s survey cycle. The Buyers shall declare whether they require the tailshaft to be drawn and surveyed not later than by the completion of the inspection by the Classification Society. The drawing and refitting of the tailshaft shall be arranged by the Sellers. Should any parts of the tailshaft system be condemned or found defective so as to affect the Vessel’s class, those parts shall be renewed or made good at the Sellers’ costs and expense to the satisfaction of the Classification Society without condition/recommendation.**

(ii)
~~The costs and expenses relating to the survey of the tailshaft system shall be borne by The Buyers unless the Classification Society requires such survey to be carried out or if parts of the system are condemned or found defective or broken so as to affect the  Vessel’s class, in which case the Sellers shall pay these costs and expenses.~~

(iii)	The Buyers’ representative(s) shall have the right to be present in the drydock, as observer(s) only without interfering with the work or decisions of the Classification Society surveyor.

(iv)
The Buyers shall have the right to have the underwater parts of the Vessel cleaned and painted at their risk, cost and expense without interfering with the Sellers’ or the Classification Society surveyor’s work, if any, and without affecting the Vessel’s timely delivery. If, however, the Buyers’ work in drydock is still in progress when the Sellers have completed the work which the Sellers are required to do, the additional docking time needed to complete the Buyers’ work shall be for the Buyer’s risk, cost and expense. In the event that the Buyers’ work requires such additional time, the Sellers may upon completion of the Sellers’ work tender Notice of Readiness for delivery whilst the Vessel is still in drydock and, notwithstanding Clause 5(a), the Buyers shall be obliged to take delivery in accordance with Clause 3 (Payment), whether the Vessel is in drydock or not.

*6(a) and 6(b) are alternatives; delete whichever is not applicable. In the absence of deletions, alternative 6(a) shall apply.

**Notes or memoranda, if any, in the surveyor’s report which are accepted by the Classification Society without condition/recommendation are not to be taken into account.

7.	Spares/bunkers, etc.

The Sellers shall deliver the Vessel to the Buyers with everything belonging to her on board ~~and on shore~~. All spare parts and spare equipment including spare tail-end shaft(s) and/or spare propeller(s)/propeller blade(s), if any, belonging to the Vessel at the time of inspection used or unused, whether on board or not shall become the Buyers’ property, but spares on order are to be excluded. Forwarding charges, if any, shall be for the Buyers’ account. The Sellers are not required to replace spare parts including spare tail-end shaft(s) and spare propeller(s)/propeller blade(s) which are taken out of spare and used as replacement prior to delivery, but the replaced items shall be the property of the Buyers. Unused stores and provisions shall be included in the sale and be taken over by the Buyers without extra payment. Library and forms exclusively for use in the Sellers’ vessel(s) and captain’s, officers’ and crew’s personal belongings including the slop chest are excluded from the sale without compensation, as well as the following additional items: ...........~~(include list)~~ as per the Annex I enclosed herewith. Items on board which are on hire or owned by third parties, listed as follows, are excluded from the sale without compensation: as per the Annex I enclosed herewith .......... ~~(include list)~~. Items on board at the time of inspection which are on hire or owned by third parties, not listed above, shall be replaced or procured by the Sellers prior to delivery at their cost and expense. The Buyers shall take over remaining bunkers, and unused lubricating oils and hydraulic oils and Greases in storage tanks and unopened drums remaining onboard at delivery and pay ~~either~~:

(a) *the actual net price (excluding barging expenses) as evidenced by invoices or vouchers; ~~or~~

~~(b) * the current net market price (excluding barging expenses) at the port and date of delivery of the Vessel or, if unavailable, at the nearest bunkering port. for the quantities taken over.~~

Bunkers, lubricating oils, hydraulic oils and greases on board the Vessel shall be jointly measured by the Buyers’ and Sellers’ representatives on board not earlier than 3 (three) days and no later than one (1) day prior to the expected date of delivery. The quantities so measured with deduction of the estimated quantities to be consumed until the expected date of delivery, to be mutually agreed by the Parties’ respective representatives, shall be referred for pre-positioning the balance money as per clause 3. On the date of delivery, the final quantities on board the Vessel shall be determined by a joint-survey by Buyers and Sellers representative basis which the balance money will be released to the Sellers.

Payment under this Clause shall be made at the same time and place and in the same currency as the Purchase Price.

“Inspection” in this Clause 7, shall mean the Buyers’ inspection according to Clause 4(a) or 4(b) (Inspection), if applicable. If the Vessel is taken over without inspection, the date of this Agreement shall be the relevant date.

*(a) and (b) are alternatives, delete whichever is not applicable. In the absence of deletions alternative (a) shall apply.

8.	Documentation

The place of closing: Virtual attendance of Parties’ representatives as agreed between the Parties.

~~(a)~~
In exchange for payment of the Purchase Price the Sellers shall furnish the Buyers with the ~~following~~ delivery documents required for the registration and the transfer of title of the Vessel. A list of these documents is to be agreed as soon as possible after this Agreement has been reached / signed and shall be incorporated into this Agreement in the form of an addendum. Agreement on the list of documents not to delay the signing of this Agreement:

~~(i)~~
~~Legal Bill(s) of Sale , in a form recordable in the Buyers’ Nominated Flag State, transferring title of the Vessel and stating that the Vessel is free from all mortgages, encumbrances and maritime liens or any other debts whatsoever, duly notarially attested and  legalised or apostilled, as required by the Buyers’ Nominated Flag State;~~

~~(ii)~~	~~Evidence that all necessary corporate, shareholder and other action has been taken by the Sellers to authorise the execution, delivery and performance of this Agreement;~~

~~(iii)~~
~~Power of Attorney of the Sellers appointing one or more representatives to act on behalf of the Sellers in the performance of this Agreement, duly notarially attested and legalised or apostilled (as appropriate);~~

~~(iv)~~
~~Certificate or Transcript of registry issued by the competent authorities of the flag state  on the date of delivery evidencing the Sellers’ ownership of the Vessel and that the Vessel is free from registered encumbrances and mortgages, to be faxed or e-mailed by such authority to the closing meeting with the original to be sent to the Buyers as soon as possible after delivery of the Vessel;~~

~~(v)~~
~~Declaration of Class or (depending on the Classification Society) a Class Maintenance Certificate issued within three (3) Banking Days prior to delivery confirming that the Vessel is in Class free of condition/recommendation;~~

~~(vi)~~
~~Certificate of Deletion of the Vessel from the Vessel’s registry or other official evidence of  deletion appropriate to the Vessel’s registry at the time of delivery, or, in the event that the registry does not as a matter of practice issue such documentation immediately, a written undertaking by the Sellers to effect deletion from the Vessel’s registry forthwith and provide a certificate or other official evidence of deletion to the Buyers promptly and latest within four (4) weeks after the Purchase Price has been paid and the Vessel has been delivered;~~

~~(vii)~~
~~A copy of the Vessel’s Continuous Synopsis Record certifying the date on which the  Vessel ceased to be registered with the Vessel’s registry, or, in the event that the registry does not as a matter of practice issue such certificate immediately, a written undertaking from the Sellers to provide the copy of this certificate promptly upon it being issued together with evidence of submission by the Sellers of a duly executed Form 2 stating the date on which the Vessel shall cease to be registered with the Vessel’s registry;~~

~~(viii)~~	~~Commercial Invoice for the Vessel;~~

~~(ix)~~	~~Commercial invoice(s) for bunkers, lubricating and hydraulic oils and greases;~~

~~(x)~~	~~A copy of the Sellers’ letter to their satellite communication provider canceling the Vessel’s communications contract which is to be sent immediately after delivery of the Vessel;~~

~~(xi)~~
~~Any additional documents as may reasonably be required by the competent authorities of  the Buyers’ Nominated Flag State for the purpose of registering the Vessel, provided the Buyers notify the Sellers of any such documents as soon as possible after the date of this Agreement; and~~

~~(xii)~~	~~The Sellers’ letter of confirmation that to the best of their knowledge, the Vessel is not black listed by any nation or international organization~~

(b)	~~At the time of delivery the Buyers shall provide the Sellers with:~~

~~(i)~~	~~Evidence that all necessary corporate, shareholder and other action has been taken by the Buyers to authorise the execution, delivery and performance of this Agreement; and~~

~~(ii)~~
~~Power of Attorney of the Buyers appointing one or more representatives to act on behalf of the Buyers in the performance of this Agreement, duly notarially attested and legalized or apositilled (as appropriate).~~

(c)
If any of the documents listed in Sub-clauses (a) and (b) above are not in the English language they shall be accompanied by an English translation by an authorized translator or certified by a lawyer qualified to practice in the country of the translated language.

(d)
The Parties shall to the extent possible exchange copies, drafts or samples of the documents listed in Sub-clause (a) and Sub-clause (b) above for review and comment by the other party not later than ……… (state number of days), or if left blank, nine (9) days prior to the Vessel’s intended date of readiness for delivery as notified by the Sellers pursuant to Clause 5(b) of this Agreement.

(e)
Concurrent with the exchange of documents in Sub-clause (a) and Sub-clause (b) above, the Sellers shall also hand to the Buyers the classification certificate(s) as well as all plans, drawings and manuals, (excluding ISM/ISPS manuals), which are on board the Vessel. Other certificates which are on board the Vessel shall also be handed over to the Buyers unless the Sellers are required to retain same, in which case the Buyers have the right to take copies.

(f)
Other technical documentation which may be in the Sellers’ possession shall promptly after delivery be forwarded to the Buyers at their expense, if they so request. The Sellers may keep the Vessel’s log books (to be in place for the last six (6) months) but the Buyers have the right to take copies of same.

(g)	The Parties shall sign and deliver to each other a Protocol of Delivery and Acceptance confirming the date and time of delivery of the Vessel from the Sellers to the Buyers.

9.	Encumbrances

The Sellers warrant that the Vessel, at the time of delivery, is free from all charters, encumbrances, mortgages ~~and~~, maritime liens, taxes, claims or any other debts whatsoever, and is not subject to Port State or other administrative detentions. The Sellers hereby undertake to indemnify the Buyers against all consequences of claims made against the Vessel which have been incurred prior to the time of delivery or arose out of or with respect to events occurred prior to the time of delivery.

10.	Taxes, fees and expenses

Any taxes, fees and expenses in connection with the purchase and registration under the Buyers’ flag shall be for the Buyers’ account, whereas similar charges in connection with the closing of the Sellers’ register shall be for the Sellers’ account.

11.	Condition on delivery

The Vessel with everything belonging to her shall be at the Sellers’ risk and expense until she is delivered to the Buyers, but subject to the terms and conditions of this Agreement she shall be delivered and taken over as she was at the time of inspection, fair wear and tear excepted. However, the Vessel shall be delivered free of cargo and free of stowaways with her Class maintained without condition/recommendation*, free of average damage affecting the Vessel’s Class, and with her classification certificates and national certificates, as well as all other certificates the Vessel had at the time of inspection, valid and unextended without condition/recommendation* by the Classification Society or the relevant authorities at the time of delivery.

“inspection” in this Clause 11, shall mean the Buyers’ inspection according to Clause 4(a) or 4(b) (Inspection), if applicable. If the Vessel is taken over without inspection, the date of this Agreement shall be the relevant date.

“Notes and memoranda, if any, in the surveyor’s report which are accepted by the Classification Society without condition/recommendation are not to be taken into account.

12.	Name/markings

Upon delivery the Buyers undertake to change the name of the Vessel and alter funnel markings.

13.	Buyers’ default

Should the Deposit not be lodged in accordance with Clause 2 (Deposit), the Sellers have the right to cancel this Agreement, and they shall be entitled to claim compensation for their losses and for all expenses incurred together with interest. Should the Purchase Price not be paid in accordance with Clause 3 (Payment), the Sellers have the right to cancel this Agreement, in which case the Deposit together with interest earned, if any, shall be released to the Sellers. If the Deposit does not cover their loss, the Sellers shall be entitled to claim further compensation for their losses and for all expenses incurred together with interest.

14.	Sellers’ default

Should the Sellers fail to give Notice of Readiness in accordance with Clause 5 (b) or fail to be ready to validly complete a legal transfer by the Cancelling Date the Buyers shall have the option of cancelling this Agreement. If after Notice of Readiness has been given but before the Buyers have taken delivery, the Vessel ceases to be physically ready for delivery and is not made physically ready again by the Cancelling Date and new Notice of Readiness given, the Buyers shall retain their option to cancel. In the event that the Buyers elect to cancel this Agreement, the Deposit together with interest earned, if any, shall be released to them immediately. Should the Sellers fail to give Notice of Readiness by the Cancelling Date or fail to be ready to validly complete a legal transfer as aforesaid they shall make due compensation to the Buyers for their loss and for all expenses together with interest if their failure is due to proven negligence and whether or not the Buyers cancel this Agreement.

15.	Buyers’ representatives

After this Agreement has been signed by the Parties and the Deposit has been lodged, the Buyers have the right to place two (2) representatives on board the Vessel at their sole risk and Expense. The Buyers shall pay to the Sellers at the time of delivery US$20/day/person as victualing/accommodation fee and the Buyers shall also pay to the Sellers other expenses borne by the Buyers’ representatives at the time of delivery/closing.

These representatives are on board for the purpose of familiarisation and in the capacity of observers only, and they shall not interfere in any respect with the operation of the Vessel. The Buyers and the Buyers’ representatives shall sign the Sellers’ P&I Club’s standard letter of indemnity prior to their embarkation.

16.	Law and Arbitration

(a) This Agreement shall be governed by and construed in accordance with English law and any dispute arising out of or in connection with this Agreement shall be referred to arbitration in London in accordance with the Arbitration Act 1996 or any statutory modification or re- enactment thereof save to the extent necessary to give effect to the provisions of this Clause. The arbitration shall be conducted in accordance with the London Maritime Arbitrators Association (LMAA) terms current at the time when the arbitration proceedings are commenced.

The reference shall be to three arbitrators. A party wishing to refer a dispute to arbitration shall appoint its arbitrator and send notice of such appointment in writing to the other party requiring the other party to appoint its own arbitrator within fourteen (14) calendar days of that notice and stating that it will appoint its arbitrator as sole arbitrator unless the other party appoints its own arbitrator and gives notice that it has done so within the fourteen (14) days specified. If the other party does not appoint its own arbitrator and give notice that it has done so within the fourteen (14) days specified, the party referring the dispute to arbitration may, without the requirement of any further prior notice to the other party, appoint its arbitrator as solerbitrator and shall advise the other party accordingly. The award of a sole arbitrator shall be binding on both Parties as if the sole arbitrator had been appointed by agreement.

In cases where neither the claim nor any counterclaim exceeds the sum of US$100,000 the arbitration shall be conducted in accordance with the LMAA Small Claims Procedure current at the time when the arbitration proceedings are commenced.

~~(b) *This Agreement shall be governed by and construed in accordance with Title 9 of the United States Code and the substantive law (not including the choice of law rules) of the State of New York and any dispute arising out of or in connection with this Agreement shall be referred to three (3) persons at New York, one to be appointed by each of the parties hereto, and the third by the two so chosen; their decision or that of any two of them shall be final, and for the purposes of enforcing any award, judgment may be entered on an award by any court of competent jurisdiction. The proceedings shall be conducted in accordance with the rules of the Society of Maritime Arbitrators, Inc. In cases where neither the claim nor any counterclaim exceeds the sum of US$100,000 the arbitration shall be conducted in accordance with the Shortened Arbitration Procedure of the Society of Maritime Arbitrators, Inc.~~

~~(c) This Agreement shall be governed by and construed in accordance with the laws of …………….. (state place ) and any dispute arising out of or in connection with this Agreement shall be  referred to arbitration at ..................... (state place), subject to the procedures applicable there.~~

*16(a),16(b) and 16(c) are alternatives; delete whichever is not applicable. In the absence of deletions, alternative 16(a) shall apply.

17.	Notices

 All notices to be provided under this Agreement shall be in writing. Contact details for recipients of notices are as follows:

For the Buyers:

c/o 154 Vouliagmenis Avenue

166 74 Glyfada, Athens, Greece

Attn.: Legal Department

Facsimile: +30 210 96 38 404

E-mail: legal@seanergy.gr

For the Sellers:

c/o PT Kroll Consulting Indonesia

World Trade Centre 2, 9th Floor

Jl. Jend. Sudirman Kav. 29 – 31, Jakarta 12920, Indonesia

Attn.: Director

Email: dl.bull.working.group@kroll.com

18.	Entire Agreement

The written terms of this Agreement comprise the entire agreement between the Buyers and the Sellers in relation to the sale and purchase of the Vessel and supersede all previous agreements whether oral or written between the Parties in relation hereto. Each of the Parties acknowledges that in entering into this Agreement it has not relied on and shall have no right or remedy in respect of any statement, representation, assurance or warranty (whether or not made negligently) other than as is expressly set out in this Agreement. Any terms implied into this Agreement by an applicable statute or law are hereby excluded to the extent that such exclusion can be legally made. Nothing in this Clause shall limit or exclude any liability for fraud.

19.	Confidentiality

These negotiations and any subsequent agreement to be kept private and confidential by all parties involved except for disclosures required in connection with the processing of this transaction (including but not limited to disclosures to the Parties’ financiers, auditors, legal counsels) or as required by flag or stock exchange regulations or for business prospects for the Vessel. Despite the efforts of the Parties, if details of the sale become known or reported on the market neither the Sellers nor the Buyers are to have the right to withdraw from the sale or to fail to fulfil all their obligations under the agreed contract.

20.	Sanction Clause

Each of the Buyers and the Sellers confirm that they do not do business with, and are not located in, any nation subject to broad-based sanctions by the United Nations and / or the European Union and/or Canada and/ or the United States of America (including but not limited to the sanctions by the United States Department of the Treasury’s Office of Foreign Asset Control (OFAC) (collectively, “Sanctions Authorities”), including Iran, North Korea, Cuba, Russia or Syria. Each of the Buyers and the Sellers further confirms that neither they nor any of their affiliates, owners, officers, directors, or employees are sanctioned (“Sanctioned Entity”) pursuant to OFAC’s Specially Designated Nationals List (“SDN List”) or any other sanctions list of any Sanctions Authority. Each of the Buyers and the Sellers further confirms that neither they nor any of their affiliates are owned or controlled 50 per cent or more in the aggregate by companies and/or individuals sanctions under the SND list or any other sanctions list of any sanctions authority.

Each of the Buyers and the Sellers further confirms that they shall indemnify and compensate the other for any consequential costs and/or damages to the other arising out of their failure to comply with this clause. Each of the Buyers and the Sellers confirms that within the past five(5) years none of its respective owners, officers, directors, or employees are or have been (a) involved in any prior, pending or threatened enforcement investigation or proceeding regarding any actual, alleged or possible non- compliance with sanctions, anti-terrorism, anti- bribery/corruption, fraud, or anti- money laundering laws and regulations or (b) the subject of or provided any voluntary self-disclosure, or any prior disclosure or other submission to any government agency in connection with questions or concerns associated with actual, alledged or possible non-compliance with sanctions , anti-terrorism, anti- bribery/corruption, fraud, or anti-money laundering laws and regulations. Also Sellers covenants, represents and warrants that the Vessel has not been used by Sellers in support of or for the benefit of any person, entity or country subject to blocking or asset freeze sanctions under the laws and regulations of sanctions authorities, as that term is defined in the clause.

The Sellers and Buyers, warrant, represent and undertake on a continuing basis:

(a)
That neither the Sellers nor Buyers; nor any person, entity or body on whose behalf or under whose direction the Sellers or Buyers act, or who they assist, or who directly or indirectly owns or controls the Sellers or Buyers; nor any person, entity or body who the Sellers or Buyers may nominate to facilitate any aspect of this transaction are or will be individual(s) or entity/(ies) designated pursuant to any national, international or supranational law or regulation imposing trade and economic sanctions, prohibitions or restrictions (a sanctioned entity);

(b)	Sellers and Buyers undertake that they are acting, and shall act, always in their own name and for their own account, and are not acting on behalf of any sanctioned entity;

(c)
the Sellers and Buyers shall notify the Buyers other party immediately if they, or any person, entity or body on whose behalf or under whose direction they act, or who they assist, or who owns or controls the Sellers or Buyers, or any person who the Sellers or Buyers may nominate to facilitate any aspect of this transaction, become a sanctioned entity, and will provide any information the other party reasonably request; and

(d)
the Sellers confirm that to the best of the Sellers’ knowledge the Vessel is not blacklisted by any national or international organization, sanctioned, or designated pursuant to any national,or international law or regulation.

No act or omission of either party shall at any time constitute a waiver of this provision; and the warranties, representations and undertakings contained in this provision are deemed repeated and remain in effect before delivery and for a period of one (1) year after delivery.

21.	COVID Clause:

Notwithstanding Clause 5 above,

(a)
should the physical and/or documentary delivery and/or the underwater inspection (under Clause 6) and/or the drydocking (under Clause 6) of the Vessel become impossible due to an official prohibition or restriction imposed due to Coronavirus Disease 2019 (COVID-19) or

(b)
should the Vessel be recommended or instructed against by a competent authority, prohibited, banned or otherwise prevented in any manner from entry to a place nominated by the Sellers as a delivery place to the Buyers in connection with or arising out of the Coronavirus Disease 2019 (COVID-19) or

(c)
should the Buyer’s proposed crew be recommended or instructed against by a competent authority or otherwise prevented in any manner from entry into the country / port nominated by the Sellers, as the delivery place or

(d)	should the Sellers’ crew be instructed against by a competent authority or otherwise prevented in any manner from disembarking the Vessel at the port nominated by the Sellers as the delivery place or

(e)
if the Vessel is otherwise prevented in any way from becoming ready for delivery at the nominated delivery place by any authority of such place in connection with Coronavirus Disease 2019 (COVID-19), then the Sellers and Buyers shall mutually agree to nominate an alternate place of delivery close to the delivery range stated in Clause 5.

In case the new delivery date nominated by Sellers is later than the ~~c~~Cancelling ~~d~~Date, Buyers shall accept a delay of the delivery time which shall be determined basis direct sailing passage time to reach the alternate place of delivery and not exceeding thirty (30) days from the Cancelling Date without any liability of Sellers. Buyers and Sellers may mutually agree to cancel this Agreement if the Vessel cannot be delivered after above mentioned thirty (30) days extension due to aforesaid restrictions related to COVID-19 without any liability of Buyers and Sellers under aforesaid clauses and in such an event the Deposit if paid by the Buyer to the Seller shall be returned immediately to the Buyer. The cost of bunkers consumed for the shifting to the alternate place of delivery to be shared equally between the Sellers and the Buyers. All other costs to be for the Sellers’ account.

However, the Buyers and Sellers shall ensure necessary arrangements for crew are made well in advance without any delay in complying with the norms/protocols issued at the place of delivery causing delay in takeover.

For and on behalf of the Sellers	For and on behalf of the Buyers

/s/ Benjamin John Crilly	/s/ Stamatios Tsantanis

Name: Benjamin John Crilly	Name: Stamatios Tsantanis

Title: Director	Title: Director / President